                                                                   EXHIBIT 10.1



===============================================================================



                 $125,000,000 BRIDGE REVOLVING CREDIT FACILITY



                       KAUFMAN AND BROAD HOME CORPORATION
                                  as Borrower



                             BANK OF AMERICA, N.A.
                            as Administrative Agent


                                      and


                         BANC OF AMERICA SECURITIES LLC
                                as Lead Arranger
                             and Sole Book Manager



                                  May 10, 2000



                                  Prepared by


                    Sheppard, Mullin, Richter & Hampton LLP
                       333 South Hope Street, 48th Floor
                         Los Angeles, California 90071
                           Telephone: (213) 620-1780



===============================================================================

                                   EXECUTION



                           2000 BRIDGE LOAN AGREEMENT



                            Dated as of May 10, 2000



                                      among



                       KAUFMAN AND BROAD HOME CORPORATION
                                   as Borrower



                             THE BANKS PARTY HERETO



                 BANK OF AMERICA, N.A., as Administrative Agent



                                       and



                       BANC OF AMERICA SECURITIES LLC, as
                       Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS
                                -----------------

                                                                                                  Page
                                                                                                  ----
Article 1
               DEFINITIONS AND ACCOUNTING TERMS .............................................       1
        1.1 Defined Terms ...................................................................       1
        1.2 Other Definitional Provisions ...................................................       7

Article 2
               LOANS ........................................................................       8
        2.1 Loans-General ...................................................................       8
        2.2 Alternate Base Rate Loans .......................................................       9
        2.3 LIBOR Loans .....................................................................       9
        2.4 Intentionally Omitted ...........................................................       9
        2.5 Intentionally Omitted ...........................................................       9
        2.6 Voluntary Reduction of Commitment ...............................................       9
        2.7 Administrative Agent's Right to Assume Funds Available ..........................      10

Article 3
               PAYMENTS AND FEES ............................................................      11
        3.1 Principal and Interest ..........................................................      11
        3.2 Upfront Fee .....................................................................      14
        3.3 Commitment Fees .................................................................      14
        3.4 Utilization Fee .................................................................      14
        3.5 Underwriting Fee ................................................................      14
        3.6 Other Payment Provisions ........................................................      14

Article 4
               REPRESENTATIONS AND WARRANTIES ...............................................      15

Article 5
               AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION AND REPORTING REQUIREMENTS) ....      16

Article 6
               NEGATIVE COVENANTS ...........................................................      17

Article 7
               INFORMATION AND REPORTING REQUIREMENTS .......................................      18

Article 8
               CONDITIONS ...................................................................      19
        8.1 Initial Advances, Etc ...........................................................      19
        8.2 Any Advance .....................................................................      20

                                                                                                  Page
                                                                                                  ----
Article 9
               EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT .........................      21
        9.1 Events of Default ...............................................................      21
        9.2 Remedies Upon Event of Default ..................................................      23

Article 10
               THE ADMINISTRATIVE AGENT .....................................................      25

Article 11
               MISCELLANEOUS ................................................................      26

Article 12
               ADDITIONAL MODIFICATIONS .....................................................      27
        12.1 Amendments to Primary Loan Agreement ...........................................      27
        12.2 Incorporation by Reference .....................................................      27
        12.3 Exhibits and Schedules .........................................................      27
        12.4 Relationship to Primary Loan Agreement .........................................      27

Exhibits
--------
A      -       Commitment Assignment and Acceptance
B      -       Note
C-1    -       Opinion of Counsel - Munger, Tolles & Olson LLP
C-2    -       Opinion of Counsel - Barton P. Pachino
D      -       Subsidiary Guaranty

Schedules
---------
1.1         Bank Commitments
4.4         Significant Subsidiaries
4.7         Existing Liens and Rights of Others
4.9         Existing Indebtedness and Contingent Obligations
6.4         Investments

                           2000 BRIDGE LOAN AGREEMENT

                            Dated as of May 10, 2000


              This 2000 BRIDGE LOAN AGREEMENT ("Agreement") is entered into by and among Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8 (collectively, the "Banks" and individually, a "Bank"), and Bank of America, N.A. ("Bank of America"), formerly known as Bank of America National Trust and Savings Association, as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.

                                R E C I T A L S

              A. Borrower, the banks whose names are set forth on the signature pages thereof (collectively, the "Primary Loan Agreement Bank Group"), Bank of America, as Administrative Agent and Co-Syndication Agent, NationsBank of Texas, N.A., as Syndication Agent, Credit Lyonnais, as Documentation Agent, and Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, are parties to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 (as amended through the date hereof, the "Primary Loan Agreement"), pursuant to which the Primary Loan Agreement Bank Group provided the Borrower with certain revolving loan and letter of credit facilities.

              B. The Borrower has requested that one or more banks provide the Borrower with an additional, supplemental $125,000,000 bridge revolving credit facility and the Banks and the Administrative Agent are willing to provide the Borrower with, and administer, such additional facility on the terms and conditions hereinafter set forth.

              In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:


                                   Article 1.
                        DEFINITIONS AND ACCOUNTING TERMS

              1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

              "Acquisition" means any transaction, or any series of related transactions, consummated after the Closing Date, by which Borrower and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires control of securities of a corporation representing 50% or more of the ordinary voting power for the election of directors or (c) acquires control of a 50% or more ownership interest in any partnership, joint venture or other business entity.

              "Administrative Agent's Office" means Bank of America, N.A., 5 Park Plaza, Suite 500, Irvine, California 92614, or such other office as the Administrative Agent may designate in writing to Borrower and the Banks.

              "Advance" means any advance made or to be made by any Bank to Borrower as provided in Article 2.

              "Agreement" means this 2000 Bridge Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

              "Alternate Base Rate Advance" means an Advance made by a Bank to fund its Pro Rata Share of an Alternate Base Rate Loan.

              "Alternate Base Rate Loan" means a Loan made hereunder and designated or redesignated as an Alternate Base Rate Loan in accordance with Article 2, or converted to an Alternate Base Rate Loan in accordance with Article 3.

              "Applicable Alternate Base Rate Spread" means, as of any date of determination, the interest rate spread set forth below opposite the Applicable Pricing Level as of such date:

                 Applicable                    Alternate Base Rate
                Pricing Level                         Spread
                -------------                  -------------------
                      I                                0.00%
                      II                               0.00%
                     III                               0.00%
                      IV                               0.00%
                      V                                0.25%

              "Applicable Commitment Fee Rate" means, as of any date of determination, the commitment fee rate set forth below opposite the Applicable Pricing Level as of such date:

                                                    Applicable
                Applicable                          Commitment
               Pricing Level                         Fee Rate
               -------------                        ----------
                    I                                  0.15%
                    II                                 0.20%
                   III                                 0.20%
                    IV                                 0.25%
                    V                                  0.35%

              "Applicable LIBOR Spread" means, as of any date of determination, the interest rate spread set forth below opposite the Applicable Pricing Level as of such date:

                Applicable                           Applicable
               Pricing Level                        LIBOR Spread
               -------------                        ------------
                    I                                  0.90%
                    II                                 0.975%
                   III                                 1.05%
                    IV                                 1.25%
                    V                                  1.60%

              "Applicable Minimum Hold Requirement" means, in the case of any Bank, the amount of the Pro Rata Share of the Commitment held by that Bank as reduced by (a) the amount of any assignment of a portion thereof made by that Bank to an Eligible Assignee that is not an Affiliate of that Bank and (b) the amount of any participation therein granted by that Bank to a participant that is not an Affiliate of that Bank, which net amount, after giving effect to clauses (a) and (b), shall not be less than $10,000,000.

              "Bank" means each bank whose name is set forth in the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8 of the Primary Loan Agreement (as incorporated herein).

              "Bank of America" means Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association.

              "Cash Equivalents" means, with respect to any Person, that Person's Investments in:

                     (a) Government Securities due within one year of the making of the Investment;

                     (b) certificates of deposit issued by, deposits in,
              bankers' acceptances of, and repurchase agreements covering Government Securities executed by, (i) any Bank or (ii) any bank and/or savings and loan association doing business in and incorporated under the Laws of the United States of America or any state thereof and having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000 and which carries on the date of such Investment a credit rating of P-1 or higher by Moody's Investors Service, Inc. (or a successor rating agency) or A-1 or higher by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) (or a successor rating agency), in each case due within one year after the date of the making of the Investment; and

                     (c) readily marketable commercial paper of (i) any Bank
              that is a Bank as of the Closing Date or (ii) corporations doing business in and incorporated under the Laws of the United States of America or any state thereof given on the date of such Investment a credit rating of P-1 or higher by Moody's Investors Service, Inc. (or a successor rating agency), of A-1 or higher by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) (or a successor rating agency), or F-1 or higher by Fitch Investor Services, Inc. (or a successor rating agency), in each case due within one year of the making of the Investment.

              "Closing Date" means the time and Banking Day on which the conditions set forth in Section 8.1 are satisfied or waived pursuant to
       Section 11.2 of the Primary Loan Agreement (as incorporated herein).

              "Commitment" means, subject to Section 2.6, $125,000,000. The respective Pro Rata Shares of the Banks with respect to the Commitment are set forth in Schedule 1.1.

              "Commitment Assignment and Acceptance" means a commitment assignment and acceptance substantially in the form of Exhibit A.

              "Default" means any event that, with the giving of any applicable notice or passage of time specified in Section 9.1, or both, would be an Event of Default.

              "Domestic Unimproved Land" means, as of any date of determination, real Property located in the United States of America (a) owned by Borrower or any of its Subsidiaries if on that date there has been expended by Borrower and its Subsidiaries less than 50% of the physical construction costs reasonably estimated by Borrower (in accordance with its past practices as of the Closing Date) to bring such real Property to "finished lot" status and (b) owned by other Persons but which, if owned by Borrower or any of its Subsidiaries on that date, would have satisfied the requirement set forth in clause (a), if on that date Borrower or any of its Domestic Subsidiaries holds an option to purchase such real Property for which it has paid an amount equal to 20% or more of the purchase price provided for in such option to purchase. The "book value" with respect to Domestic Unimproved Land referred to in Section 6.15 of the Primary Loan Agreement (as incorporated herein) shall be calculated as if the option to purchase had been exercised as of the date of determination, and otherwise in accordance with Generally Accepted Accounting Principles, consistently applied.

              "Event of Default" shall have the meaning provided in Section 9.1.

              "Intangible Assets" means assets that are considered intangible assets under Generally Accepted Accounting Principles, including (a) customer lists, goodwill, computer software, unamortized deferred charges, unamortized debt discount, capitalized research and development costs and other intangible assets and (b) any write-up in book value of any asset subsequent to its acquisition, but excluding any existing write-up in book value of any asset acquired by Borrower or any of its Subsidiaries prior to the Closing Date, as such write-up may decrease (but not increase) from time to time.

              "Interest Period" means, as to each LIBOR Loan, a period of one, two, three or six months, as designated by Borrower; provided that (a) the first day of each Interest Period must be a LIBOR Market Day, (b) any Interest Period that would otherwise end on a day that is not a LIBOR Market Day shall be extended to the next succeeding LIBOR Market Day, unless such LIBOR Market Day falls in the next calendar month, in which case the Interest Period shall end on the next preceding LIBOR Market Day, and (c) no Interest Period may extend beyond the Maturity Date.

              "Lead Arranger and Sole Book Manager" means Banc of America Securities LLC.

              "LIBOR Advance" means an Advance made by a Bank to fund its Pro Rata Share of a LIBOR Loan.

              "LIBOR Lending Office" means, with respect to each Bank, its office, branch or affiliate identified on the signature page hereof as its LIBOR Lending Office or such other office, branch or affiliate as such Bank may hereafter designate as its LIBOR Lending Office by notice to Borrower and the Administrative Agent.

              "LIBOR Loan" means a Loan made hereunder and designated or redesignated as a LIBOR Loan in accordance with Article 2.

              "Loan" means the aggregate of the Advances made at any one time by the Banks pursuant to Article 2.

              "Loan Documents" means, collectively, this Agreement, the Notes, the Subsidiary Guaranty and any other agreement or instrument that may hereafter be executed and delivered by Borrower or a Subsidiary of Borrower in favor of the Banks relating to or in furtherance of this Agreement.

              "Majority Banks" means (a) as of any date of determination if the Commitment is then in effect, Banks having in the aggregate 66 2/3% or more of the Commitment then in effect and (b) as of any date of determination if the Commitment has then been terminated and there is then any Indebtedness evidenced by the Notes, Banks holding Notes evidencing in the aggregate 66 2/3% or more of the aggregate Indebtedness then evidenced by the Notes.

              "Maturity Date" means April 30, 2001.

              "Note" means the promissory note made by Borrower to a Bank evidencing the Advances under that Bank's Pro Rata Share of the Commitment, substantially in the form of Exhibit B, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

              "Obligations" means all present and future obligations of every kind or nature of Borrower or any Party at any time and from time to time owed to the Administrative Agent or the Banks or any one or more of them under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues to the extent permitted by applicable Law after the commencement of any proceeding under any Debtor Relief Law by or against Borrower.

              "Opinions of Counsel" means the favorable written legal opinion of
       (a) Munger, Tolles & Olson LLP, special counsel to Borrower, and (b) Barton P. Pachino, General Counsel of

       Borrower, substantially in the form of Exhibit C-1 and C-2, respectively, together with copies of all factual certificates and legal opinions upon which such counsel has relied.

              "Party" means any Person other than the Banks, the Administrative Agent or the Lead Arranger and Sole Book Manager which now or hereafter is a party to any of the Loan Documents.

              "Primary Loan Agreement" has the meaning set forth in the recitals to this Agreement and includes any amendments thereto which are the subject of a corresponding amendment hereto made pursuant to Section 12.1.

              "Primary Loan Agreement Bank Group" has the meaning set forth in the recitals to this Agreement.

              "Projections" mean the financial projections of Borrower delivered to the Banks and dated as of April 24, 2000.

              "Pro Rata Share" means, with respect to each Bank, the percentage of the Commitment set forth opposite the name of that Bank on Schedule 1.1.

              "Quarterly Payment Date" means June 30, 2000 and each September 30, December 31, March 31 and June 30 thereafter through and including the Maturity Date.

              "Request for Loan" means a written request for a Loan signed by a Responsible Official of Borrower, in a form reasonably designated from time to time by the Administrative Agent.

              "Significant Subsidiary" means, as of the Closing Date, those Subsidiaries of Borrower identified as such in Schedule 4.4 and, as of any other date of determination, any Subsidiary of Borrower (other than a Joint Venture) with respect to which any of the following conditions is met:

              (a) the aggregate book value of all Investments of Borrower and its Subsidiaries in such Subsidiary exceeds 5% of the consolidated total assets (other than assets of Financial Subsidiaries) of Borrower and its Subsidiaries as of such date; or

              (b) the proportionate share of Borrower and its Subsidiaries in the total assets of such Subsidiary (after intercompany eliminations) exceeds 5% of the consolidated total assets (other than assets of Financial Subsidiaries) of Borrower and its Subsidiaries as of such date; or

              (c) the equity of Borrower and its Subsidiaries in the net income of such Subsidiary (before income taxes, extraordinary items and cumulative effect of a change in accounting principles) as of the end of the most recently ended fiscal year or years of such Subsidiary exceeds the greater of (i) an amount equal to 5% of the consolidated net income of Borrower and its Subsidiaries (computed as aforesaid) as of the end of the most recent Fiscal Year ended prior to such date or (ii) $3,000,000.

              "Subsidiary Guaranty" means the guaranty of the Indebtedness of Borrower under this Agreement executed by each Guarantor Subsidiary of Borrower substantially in the form of Exhibit D, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

       Any and all defined terms used in this Agreement without definition in this Section 1.1 shall have the respective meanings assigned thereto in the Primary Loan Agreement, except for the following terms (which are not incorporated into this Agreement):

            Applicable Advance Fee Rate
            Applicable Letter of Credit Fee
            Applicable Line A Commitment Fee Rate
            Applicable Line B commitment Fee Rate
            Co-Agents
            Co-Syndication Agent
            Documentation Agent
            Issuing Bank
            Letters of Credit
            Letter of Credit Usage
            Line A Commitment
            Line A Note
            Line B Commitment
            Line B Maturity Date
            Line B Note
            Managing Agents
            Swing Line
            Swing Line Bank
            Swing Line Documents
            Swing Line Loans
            Swing Line Outstandings
            Syndication Agent

              1.2 Other Definitional Provisions. Sections 1.2, 1.3, 1.4, 1.5,
1.6 and 1.7 of the Primary Loan Agreement are incorporated herein and made a part hereof by this reference.

                                   Article 2.
                                      LOANS

              2.1 Loans-General.

                     (a) Subject to the terms and conditions set forth in this Agreement (including Section 8.2), at any time and from time to time from the Closing Date through the Banking Day immediately preceding the Maturity Date, each Bank shall, pro rata according to that Bank's Pro Rata Share of the Commitment then in effect, make Advances to Borrower in such amounts as Borrower may request; provided that after giving effect to such Advance, the aggregate outstanding principal evidenced by the Notes shall not exceed the Commitment. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under this Section 2.1(a) without premium or penalty.

                     (b) Subject to the next sentence, each Loan shall be made pursuant to a Request for Loan which shall be in a form and shall contain information specified from time to time by the Administrative Agent and which shall in all events specify the requested (i) date of such Loan,
       (ii) type of Loan, (iii) amount of such Loan and (iv) in the case of a LIBOR Loan, Interest Period for such Loan. Unless the Administrative Agent, in its sole and absolute discretion, has notified Borrower to the contrary, each Loan may be requested by telephone (promptly confirmed in writing) or telecopier by a Responsible Official of Borrower, and Borrower shall confirm such request by promptly mailing a Request for Loan conforming to the preceding sentence to the Administrative Agent.

                     (c) Promptly following receipt of a Request for Loan, the Administrative Agent shall notify each Bank by telephone, telecopier or telex of the date and type of the Loan, the applicable Interest Period in the case of an LIBOR Loan, and that Bank's Pro Rata Share of the Loan. Not later than 11:00 a.m., California time, on the date specified for any Loan, each Bank shall make its Pro Rata Share of the Loan in immediately available funds available to the Administrative Agent at the Administrative Agent's Office. Upon fulfillment of the applicable conditions set forth in Article 8, all Advances shall be credited in immediately available funds to the Designated Deposit Account.

                     (d) The principal amount of each Loan shall be an integral multiple of $1,000,000 and shall be in an amount not less than (i) $1,000,000 if such Loan is an Alternate Base Rate Loan and (ii) $5,000,000 if such Loan is a LIBOR Loan.

                     (e) A Request for Loan shall be irrevocable upon the Administrative Agent's first notification thereof. The obligation of each Bank to make any Advance is several, and not joint or joint and several, and is not conditioned upon the performance by any other Bank of its obligation to make Advances. The failure by any Bank to perform its obligation to make any Advance will not increase the obligation of any other Bank to make Advances.

                     (f) Borrower may redesignate an Alternate Base Rate Loan as a LIBOR Loan, or a LIBOR Loan as an Alternate Base Rate Loan or a LIBOR Loan with a new Interest Period, by delivering a Request for Redesignation to the Administrative Agent, within the time periods and pursuant to the conditions set forth in Section 2.1(b), 2.2 or 2.3, as applicable, and elsewhere in this Agreement. If no Request for Redesignation (or telephonic or other request referred to in the second sentence of Section 2.1(b), if applicable) has been made prior to the last day of the Interest Period for an outstanding LIBOR Loan within the requisite notice periods set forth in Section 2.3, then Borrower shall be deemed to have requested that such LIBOR Loan be redesignated as an Alternate Base Rate Loan.

                     (g) The Advances made by each Bank under this Section 2.1 shall be evidenced by that Bank's Note.

              2.2 Alternate Base Rate Loans. Each request by Borrower for an Alternate Base Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of
Section 2.1(b), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., California time, on the Banking Day on which the requested Alternate Base Rate Loan is to be made. The Administrative Agent shall notify each Bank of a request for an Alternate Base Rate Loan as soon as practicable after receipt of the same. All Loans shall constitute Alternate Base Rate Loans unless properly designated as LIBOR Loans pursuant to Section 2.3.

              2.3 LIBOR Loans.

                     (a) Each request by Borrower for a LIBOR Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 2.1(b), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., California time, at least three (3) LIBOR Market Days before the first day of the applicable Interest Period. The Administrative Agent shall notify each Bank of a request for a LIBOR Loan as soon as practicable after receipt of the same.

                     (b) At or about 10:00 a.m., California time, two (2) LIBOR Market Days before the first day of the applicable Interest Period, the Administrative Agent shall determine the applicable LIBOR (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Banks by telephone, telecopier or, in the case of the Banks, telex.

                     (c) No more than three (3) LIBOR Loans may be outstanding at any particular time.

                     (d) Unless the Majority Banks otherwise consent, no LIBOR Loan may be requested during the continuance of an Event of Default.

              2.4 Intentionally Omitted.

              2.5 Intentionally Omitted.

              2.6 Voluntary Reduction of Commitment. Borrower shall have the right, at any time and from time to time, without penalty or charge, upon at least (5) Banking Days prior written notice voluntarily to reduce or terminate permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $5,000,000 (unless all of the unused Commitment is being terminated), all or a portion of the unused Commitment. Borrower shall pay to the Administrative

Agent on the date of such termination all unpaid commitment fees which have accrued to such date in respect of the terminated portion of the Commitment.

              2.7 Administrative Agent's Right to Assume Funds Available. Unless the Administrative Agent shall have been notified by any Bank at least two hours prior to the funding by the Administrative Agent of any Loan that such Bank does not intend to make available to the Administrative Agent such Bank's Pro Rata Share of such Loan, the Administrative Agent may, in its discretion (but shall not be so obligated), assume that such Bank has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank, which demand shall be made in a reasonably prompt manner. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the Federal Funds Rate as notified by the Administrative Agent to such Bank or the Borrower, as the case may be. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Pro Rata Share of the Commitment hereunder or to prejudice any rights which the Administrative Agent or Borrower may have against any Bank as a result of any default by such Bank hereunder.

                                   Article 3.
                                PAYMENTS AND FEES


              3.1 Principal and Interest.

                     (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date of such Advance until payment in full and shall accrue and be payable at the rates set forth herein, to the extent permitted by applicable Laws, before and after default, before and after maturity, before and after any judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest to bear interest at the Default Rate.

                     (b) Interest accrued on each Alternate Base Rate Loan shall be due and payable on the last day of each calendar month. Except as otherwise provided in Section 3.8 of the Primary Loan Agreement (as incorporated herein), the unpaid principal amount of any Alternate Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the sum of the Alternate Base Rate plus the Applicable Alternate Base Rate Spread. Each change in the interest rate hereunder shall take effect simultaneously with the corresponding change in the Alternate Base Rate. Each change in the Alternate Base Rate shall be effective as of the Banking Day on which the change in the Alternate Base Rate is announced, unless otherwise specified in such announcement, in which case the change shall be effective as so specified.

                     (c) Interest accrued on each LIBOR Loan shall be due and payable on the date which is one month after the date such LIBOR Loan was made, every month thereafter and on last day of the related Interest Period. Except as otherwise provided in Section 3.8 of the Primary Loan Agreement (as incorporated herein), the unpaid principal amount of any LIBOR Loan shall bear interest at a rate per annum equal to the sum of LIBOR for that LIBOR Loan plus the Applicable LIBOR Spread.

                     (d) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                            (i) the principal Indebtedness evidenced by the
              Notes shall be payable within one (1) Banking Day in Cash to the extent that the aggregate principal Indebtedness evidenced by the Notes exceeds at any time the Commitment as then in effect;

                            (ii)the principal Indebtedness evidenced by the
              Notes shall in any event be immediately payable in Cash on the Maturity Date.

                     (e) The Notes may, at any time and from time to time, voluntarily be prepaid at the election of Borrower in whole or in part without premium or penalty; provided that: (i) any partial prepayment shall be in integral multiples of $1,000,000, (ii) any partial prepayment shall be in an amount not less than $1,000,000 on an Alternate Base Rate Loan, and not less than $5,000,000 on a LIBOR Loan, (iii) the Administrative Agent must have received written notice (or telecopied notice confirmed promptly in writing) of any prepayment at least three Banking Days before the date of prepayment in the case of a LIBOR Loan and by 10:00 a.m., California time, on the date of prepayment in the case of an Alternate Base Rate Loan, (iv) each prepayment of principal, except for partial prepayments on Alternate Base Rate Loans, shall be accompanied by prepayment of interest accrued to the date of payment on the amount of principal paid and (v) in the case of any prepayment of any LIBOR Loan, Borrower shall promptly upon demand reimburse each Bank for any loss or cost directly or indirectly resulting from the prepayment, determined as set forth in Section 3.7 of the Primary Loan Agreement (as incorporated herein).

                     (f) Change in Control.

                            (i)If a Change in Control (as defined below) shall
              have occurred, at the option of the Majority Banks, Borrower shall repay in Cash the entire principal Indebtedness evidenced by the Notes, together with interest thereon and all other amounts due in connection with the Notes and this Agreement (the "Change in Control Repayment"), on the date that is 27 Banking Days after the occurrence of the Change of Control (the "Change of Control Payment Date"), subject to receipt by Borrower of a Change in Control Payment Notice as set forth in Section 3.1(f)(iii). On the Change in Control Payment Date, the Commitment shall automatically terminate.

                            A "Change in Control" shall be deemed to have
              occurred at such time as any of the following events shall occur:

                     (A) There shall be consummated any consolidation or merger of Borrower in which Borrower is not the continuing or surviving corporation or pursuant to which the Voting Stock (as defined below) would be converted into Cash, securities or other property, other than a merger of Borrower in which the holders of Voting Stock immediately prior to the merger have the same or greater proportionate ownership, directly or indirectly, of the Voting Stock of the surviving corporation immediately after such merger as they had of the Voting Stock immediately prior to such merger; or

                     (B) There is a report filed by any person, including its Affiliates and Associates, on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that such person (for the purposes of this Section 3.1(f) only, the term "person" is used as defined in Section 13(d)(3) or
                            Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
                            Act) of 50% or more of the voting power of Borrower's Voting Stock then outstanding; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially (1) any Securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or

                            Associates (as defined below) until such tendered Securities are accepted for purchase or exchange thereunder, or (2) any Securities if such beneficial ownership (a) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (b) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; or

                     (C) A "Change in Control" (or analogous term) as defined in an indenture or agreement governing any Subordinated Obligation occurs.

                     Notwithstanding the foregoing provisions of this Section
              3.1(f), a Change in Control shall not be deemed to have occurred if at any time Borrower, any Subsidiary of Borrower, any employee stock ownership plan or any other employee benefit plan, including any Pension Plan of Borrower or any Subsidiary of Borrower, or any person holding Voting Stock for or pursuant to the terms of such employee benefit plan, files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 50% or otherwise.

                     "Voting Stock" means, with respect to any Person, the
              capital stock of such Person having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                     "Associate" shall have the meaning ascribed to such term in
              Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                            (ii) Within 15 Banking Days after the occurrence of
              a Change in Control, Borrower shall provide written notice of the Change in Control to the Administrative Agent and each Bank. The notice shall state:

                     (A) the events causing a Change in Control and the date of such Change in Control;

                     (B) the date by which the Change in Control Payment Notice (as defined in Section 3.1(f)(iii)) must be given; and

                     (C)    the Change in Control Payment Date.

                            (iii) At the direction of the Majority Banks, the
              Administrative Agent shall, on behalf of the Banks, exercise the rights specified in Section 3.1(f)(i) by delivery of a written notice (a "Change in Control Payment Notice") to Borrower at any time prior to or on the Change in Control Payment Date, stating that the Notes shall be prepaid on the Change in Control Payment Date. On the Change in Control Payment Date, Borrower shall make the Change in Control Repayment to the Administrative Agent for the benefit of the Banks, and the Commitment shall terminate.

              3.2 Upfront Fee. In addition to the fees specified in the letter referred to in Section 3.5, on the Closing Date, Borrower shall pay to the Administrative Agent, for the account of each Bank pro rata according to that Bank's Pro Rata Share of the Commitment, an upfront fee of 0.15% (15 basis points) of the Commitment.

              3.3 Commitment Fees. From the Closing Date until the Maturity Date, Borrower shall pay to the Administrative Agent, for the account of each Bank, pro rata according to that Bank's Pro Rata Share of the Commitment, a commitment fee equal to the Applicable Commitment Fee Rate per annum in effect from time to time times the average daily amount by which the Commitment exceeds the aggregate outstanding principal of the Loans evidenced by the Notes. This commitment fee shall accrue daily and be payable in arrears with respect to each calendar quarter on the Quarterly Payment Date falling at the end of such calendar quarter. The Administrative Agent shall calculate the commitment fee and the amount thereof allocable to each Bank according to that Bank's Pro Rata Share of the Commitment and shall notify Borrower in writing of such amounts.

              3.4 Utilization Fee. From the Closing Date until the Maturity Date, Borrower shall pay to the Administrative Agent, for the account of each Bank, pro rata according to that Bank's Pro Rata Share of the Commitment, a utilization fee equal to 0.10% (10 basis points) times the average daily amount by which the aggregate outstanding principal of the Loans evidenced by the Notes exceeds 50.0% of the Commitment. This utilization fee shall accrue daily and be payable in arrears with respect to each calendar quarter on the Quarterly Payment Date falling at the end of such calendar quarter. The Administrative Agent shall calculate the commitment fee and the amount thereof allocable to each Bank according to that Bank's Pro Rata Share of the Commitment and shall notify Borrower in writing of such amounts.

              3.5 Underwriting Fee. Borrower shall pay to the Administrative Agent, for the account solely of such Administrative Agent, such underwriting fees as are set forth in a separate letter agreement.

              3.6 Other Payment Provisions. Sections 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3,12, 3.13, 3.14, 3.15, 3.16 and 3.17 of the Primary Loan Agreement are
incorporated herein and made a part hereof by this reference; provided, however, that "Closing Date" shall be substituted in each place where "1997 Closing Date" appears.

                                   Article 4.
                         REPRESENTATIONS AND WARRANTIES


              Article 4 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference; provided, however, that (1) "Closing Date" shall be substituted in each place where "1997 Closing Date" appears, (2) "November 30, 1999" shall be substituted in each place where "November 30, 1996" appears in Sections 4.5 and 4.6, (3) "November 30, 1998" shall be substituted where "November 30, 1995" appears in Section 4.14 and (4) Section 4.20 shall be removed in its entirety.

                                   Article 5.
                              AFFIRMATIVE COVENANTS
                           (OTHER THAN INFORMATION AND
                             REPORTING REQUIREMENTS)


              Article 5 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference.

                                   Article 6.
                               NEGATIVE COVENANTS


              Article 6 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference; provided, however, that (1) "Closing Date" shall be substituted in each place where "1997 Closing Date" appears (except in Section 6.19), (2) "November 30, 1999" shall be substituted where "November 30, 1996" appears in Section 6.7(m) and (3) Section 6.17 shall be amended to read in its entirety as follows:

                            6.17 Money Market Indebtedness. Permit, for any
              consecutive period of more than one (1) Banking Day, at any time the sum of the aggregate outstanding principal amount of the Loans (as defined in the Primary Loan Agreement) plus the Letter of Credit Usage (as defined in the Primary Loan Agreement) plus the Money Market Outstandings (as defined in the Primary Loan Agreement) plus the Swing Line Outstandings (as defined in the Primary Loan Agreement) to exceed the Commitments (as defined in the Primary Loan Agreement).

                                   Article 7.
                     INFORMATION AND REPORTING REQUIREMENTS

              Article 7 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference. Borrower agrees that any document delivered to a Bank under the Primary Loan Agreement may be relied upon by any Bank under this Agreement, even though the Bank is not a Bank under the Primary Loan Agreement.

                                   Article 8.
                                   CONDITIONS


              8.1 Initial Advances, Etc. The obligation of each Bank to make the initial Advance to be made by it is subject to the following conditions precedent, each of which shall be satisfied prior to the making of the initial Advances (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

                     (a) The Administrative Agent shall have received all of the following, each dated as of the Closing Date (unless otherwise specified or unless the Administrative Agent otherwise agrees) and all in form and substance satisfactory to the Administrative Agent and legal counsel for the Administrative Agent:

                            (i) executed counterparts of this Agreement,
              sufficient in number for distribution to the Banks and Borrower;

                            (ii) A Note executed by Borrower in favor of each
              Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Commitment;

                            (iii) the Subsidiary Guaranty executed by each
              Subsidiary which is a Guarantor Subsidiary as of the Closing Date;

                            (iv) with respect to Borrower and each Subsidiary
              which is a Guarantor Subsidiary as of the Closing Date, such documentation as the Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of Borrower and each such Subsidiary, its qualification to engage in business in each jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform any Loan Documents to which it is a Party, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including, without limitation, certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, and the like;

                            (v) the Opinions of Counsel;

                            (vi) an Officer's Certificate of Borrower affirming,
              to the best knowledge of the certifying Senior Officer, that the conditions set forth in Sections 8.1(c) and 8.1(d) have been satisfied; and

                            (vii) such other assurances, certificates,
              documents, consents or opinions relevant hereto as the Administrative Agent may reasonably require.

                     (b) The upfront fee payable pursuant to Section 3.2 shall have been paid and any fees then payable under the letter agreement referred to in Section 3.5 shall have been paid.

                     (c) The representations and warranties of Borrower contained in Article 4 shall be true and correct in all material respects on and as of the Closing Date.

                     (d) Borrower and its Subsidiaries and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents.

                     (e) Borrower and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and after giving effect to the initial Advance, no Default or Event of Default shall have occurred and be continuing.

                     (f) The Banks shall have received the written legal opinion of Sheppard, Mullin, Richter & Hampton LLP, legal counsel to the Administrative Agent, to the effect that the Opinions of Counsel are acceptable and such other matters relating to the Loan Documents as the Administrative Agent may request.

              8.2 Any Advance. The obligations of the Banks to make any Advance are subject to the following conditions precedent:

                     (a) the Administrative Agent shall have received a Request for Loan;

                     (b) the representations and warranties contained in Article 4 (other than the representations and warranties contained in Sections 4.4(a), 4.5, 4.6, 4.7, 4.9, 4.12, 4.14, 4.18 and 4.19 of the Primary Loan
       Agreement (as incorporated herein)) shall be true and correct in all material respects on and as of the date of the Loan as though made on and as of that date and no event or circumstance that constitutes a Material Adverse Effect shall have occurred since the Closing Date;

                     (c) The sum of the aggregate outstanding principal amount of the Loans (as defined in the Primary Loan Agreement) plus the Letter of Credit Usage (as defined in the Primary Loan Agreement) plus the Swing Line Outstandings (as defined in the Primary Loan Agreement) shall equal or exceed $450,000,000; and

                     (d) the Administrative Agent shall have received such other information relating to any matters which are the subject of Section 8.2(b) or the compliance by Borrower with this Agreement as may reasonably be requested by the Administrative Agent on behalf of a Bank.

                                   Article 9.
              EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT


              9.1 Events of Default. There will be a default hereunder if any one or more of the following events ("Events of Default") occurs and is continuing, whatever the reason therefor:

                     (a) failure to pay any installment of principal on any of the Notes when due; or

                     (b) failure to pay any installment of interest on any of the Notes, or to pay any fee or other amounts due the Administrative Agent or any Bank hereunder, within five Banking Days after the date when due; or

                     (c) any failure to comply with Sections 5.8, 5.9, 6.1, 6.2, 6.3, 6.4, 6.7, 6.9, 6.10, 6.11, 6.15, 6.16, 6.17, 6.18 or 7.1(f) of the
       Primary Loan Agreement (as incorporated herein); or

                     (d) any failure to comply with Section 6.8 of the Primary Loan Agreement (as incorporated herein) which shall remain unremedied for a period of three Banking Days after notice by the Administrative Agent of such Default; or

                     (e) Borrower or any other Party fails to perform or observe any other term, covenant, or agreement contained in any Loan Document on its part to be performed or observed within thirty (30) calendar days after notice by the Administrative Agent of such Default; or

                     (f) any representation or warranty in any Loan Document or in any certificate, agreement, instrument, or other document made or delivered, on or after the Closing Date, pursuant to or in connection with any Loan Document proves to have been incorrect when made in any respect material to the ability of Borrower to duly and punctually perform all of the Obligations; or

                     (g) Any failure to pay any interest or principal when due (following any applicable cure period) under the Mortgage Warehousing Agreement or under any Money Market Facility; or

                     (h) Borrower or any of its Significant Subsidiaries (i) fails to pay the principal, or any principal installment, of any present or future Indebtedness (other than Non-Recourse Indebtedness, and in the case of the Mortgage Company, arising under the Mortgage Warehousing Agreement), or any guaranty of present or future Indebtedness (other than Non-Recourse Indebtedness) on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise in excess of $10,000,000 individually or $25,000,000 in the aggregate or (ii) fails to perform or observe any other material term, covenant, or agreement on its part to be performed or observed, or suffers to exist any condition, in connection with any present or future Indebtedness (other than Non-Recourse Indebtedness, and in the case of the Mortgage

       Company, arising under the Mortgage Warehousing Agreement) or any guaranty of present or future Indebtedness (other than Non-Recourse Indebtedness), in excess of $10,000,000 individually or $25,000,000 in the aggregate, if as a result of such failure or such condition any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare it due before the date on which it otherwise would become due; or

                     (i) any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Banks or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid, or unenforceable in any respect which is, in the reasonable opinion of the Majority Banks, materially adverse to the interest of the Banks; or

                     (j) a final judgment (or judgments) against Borrower or any of its Significant Subsidiaries is entered for the payment of money in excess of $10,000,000 individually or $25,000,000 in the aggregate, and remains unsatisfied without procurement of a stay of execution within thirty (30) calendar days after the issuance of any writ of execution or similar legal process or the date of entry of judgment, whichever is earlier, or in any event at least five (5) calendar days prior to the sale of any assets pursuant to such legal process; or

                     (k) Borrower or any Significant Subsidiary of Borrower institutes or consents to any proceeding under a Debtor Relief Law relating to it or to all or any part of its Property, or fails generally to pay its debts as they mature, or makes a general assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty
       (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person, and continues undismissed or unstayed for sixty (60) calendar days; or

                     (l) the occurrence of a Termination Event with respect to any Pension Plan if the aggregate liability of Borrower and its ERISA Affiliates under ERISA as a result thereof exceeds $10,000,000; or the complete or partial withdrawal by Borrower or any of its ERISA Affiliates from any Multiemployer Plan if the aggregate liability of Borrower and its ERISA Affiliates as a result thereof exceeds $10,000,000; or

                     (m) any determination is made by a court of competent jurisdiction that payment of principal or interest or both is due to the holder of any Subordinated Obligations which would not be permitted by
       Section 6.1 of the Primary Loan Agreement (as incorporated herein) or that any Subordinated Obligation is not subordinated in accordance with its terms to the Obligations; or

                     (n) the occurrence of an Event of Default (as such term is defined in that certain Term Loan Agreement dated as of January 7, 1999 among Borrower, Bank of America, as Administrative Agent, and the banks party thereto) under such Term Loan Agreement; or

                     (o) The occurrence of an Event of Default under the Primary Loan Agreement.

              9.2 Remedies Upon Event of Default. Without limiting any other rights or remedies of the Administrative Agent or the Banks provided for elsewhere in this Agreement or the Loan Documents, or by applicable Law or in equity, or otherwise:

                     (a) Upon the occurrence of any Event of Default, and so long as any such Event of Default shall be continuing (other than an Event of Default described in Section 9.1(k) with respect to Borrower or a Guarantor Subsidiary):

                            (i) all commitments to make Advances and all other
                     obligations of the Administrative Agent or the Banks shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that the Majority Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Majority Banks, to reinstate the Commitments and make further Advances, which waiver or determination shall apply equally to, and shall be binding upon, all the Banks; and

                            (ii) the Majority Banks may request the
                     Administrative Agent to, and the Administrative Agent thereupon shall, declare the unpaid principal of all Obligations due to the Banks hereunder and under the Notes, all interest accrued and unpaid thereon, and all other amounts payable to the Banks under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, all of which are expressly waived by Borrower; provided that the Administrative Agent shall notify Borrower (by telecopy and, if practicable, by telephone) substantially concurrently with any such acceleration (but the failure of Borrower to receive such notice shall not affect such acceleration).

                     (b) Upon the occurrence of any Event of Default described in Section 9.1(k) with respect to Borrower or a Guarantor Subsidiary:

                            (i) all commitments to make Advances and all other
                     obligations of the Administrative Agent or the Banks under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all the Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Banks, to reinstate the Commitments and make further Advances; and

                            (ii) the unpaid principal of all Obligations due to
                     the Banks hereunder and under the Notes and all interest accrued and unpaid on such Obligations, and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, all of which are expressly waived by Borrower.

                     (c) [reserved]

                     (d) Upon the occurrence of an Event of Default, the Banks and the Administrative Agent, or any of them, may proceed to protect, exercise, and enforce their rights and remedies under the Loan Documents against Borrower or any other Party and such other rights and remedies as are provided by Law or equity, without notice to or demand upon Borrower (which are expressly waived by Borrower) except to the extent required by applicable Laws. The order and manner in which the rights and remedies of the Banks under the Loan Documents and otherwise are exercised shall be determined by the Majority Banks.

                     (e) All payments received by the Administrative Agent and the Banks, or any of them, after the acceleration of the maturity of the Loans shall be applied first to the costs and expenses (including attorneys' fees and disbursements) of the Administrative Agent, acting as Administrative Agent, and of the Banks and thereafter paid pro rata to the Banks in the same proportion that the aggregate of the unpaid principal amount owing on the Obligations of Borrower to each Bank, plus accrued and unpaid interest thereon, bears to the aggregate of the unpaid principal amount owing on all the Obligations, plus accrued and unpaid interest thereon. Regardless of how each Bank may treat the payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations, the payments shall be applied first, to the costs and expenses of the Administrative Agent, acting as Administrative Agent, and the Banks as set forth above, second, to the payment of accrued and unpaid fees hereunder and interest on all Obligations to the Banks, to and including the date of such application (ratably according to the accrued and unpaid interest on the Loans), third, to the ratable payment of the unpaid principal of all Obligations to the Banks, and fourth, to the payment of all other amounts then owing to the Administrative Agent or the Banks under the Loan Documents. Subject to Section 9.2(a)(i), no application of the payments will cure any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or under applicable Law unless all amounts then due (whether by acceleration or otherwise) have been paid in full.

                                   Article 10.
                            THE ADMINISTRATIVE AGENT

              Article 10 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference; provided, however, that (1) the reference to "the Administrative Agent nor any of its respective" in the first sentence of Section 10.5 shall be amended to read "the Administrative Agent, the Lead Arranger and Sole Book Manager or any of their Affiliates nor any of their respective" and (2) the reference to "the Administrative Agent and its directors" in the first sentence of Section 10.6 shall be amended to read "the Administrative Agent, the Lead Arranger and Sole Book Manager and their Affiliates and their respective directors".

                                   Article 11.
                                  MISCELLANEOUS

              Article 11 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference; provided, however, that (1) "Obligation" shall be substituted where "Line A or Line B Obligation" appears in
Section 11.2(b), (2) the sentence immediately following Section 11.2(e) is deleted in its entirety, (3) "Administrative Agent and Lead Arranger and Sole Book Manager" shall be substituted in each place where "Administrative Agent" appears in Section 11.3, (4) "$10,000,000" shall be substituted in each place where "$15,000,000" appears in Sections 11.8(b) and 11.8(e)(vii) and (5) "Administrative Agent and Lead Arranger and Sole Book Manager" shall be substituted in each place where "Administrative Agent" appears in Section 11.10.

                                   Article 12.
                            ADDITIONAL MODIFICATIONS

              12.1 Amendments to Primary Loan Agreement. In the event of any amendment, modification, restatement or other alteration of the Primary Loan Agreement or any of the Loan Documents referred to therein, Borrower shall (and shall cause its Affiliates to) concurrently amend this Agreement or the appropriate Loan Document hereunder in the same manner, mutatis mutandis, if requested by the Majority Banks, all at the sole expense of Borrower.

              12.2 Incorporation by Reference. Any provision of the Primary Loan Agreement that is incorporated by reference into this Agreement shall be deemed to be amended in such minor respects as are necessary to make such provision appropriate in the context of this Agreement rather than the context of the Primary Loan Agreement. Any defined terms used in such a provision which is defined in Section 1.1 of this Agreement shall be incorporated herein using the defined term in this Agreement, and not the defined term in the Primary Loan Agreement.

              12.3 Exhibits and Schedules. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

              12.4 Relationship to Primary Loan Agreement. This Agreement and the Primary Loan Agreement provide for separate credit facilities.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                KAUFMAN AND BROAD HOME CORPORATION

                                By        /s/WILLIAM R. HOLLINGER
                                  ----------------------------------------------
                                             William R. Hollinger
                                        Vice President and Controller

                                10990 Wilshire Boulevard
                                Los Angeles, California 90024

                                Attn:  William R. Hollinger,
                                       Vice President and Controller

                                Phone:  310.231.4000
                                Fax:    310.231.4295



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent and a Bank


                                By:       /s/ KELLY M. ALLRED
                                   ---------------------------------------------
                                              Kelly M. Allred
                                                 Principal

                                Domestic Lending Office

                                Bank of America, N.A.
                                5 Park Plaza, Suite 500
                                Irvine, California  92614

                                Attention:   Kelly M. Allred
                                             Principal

                                Telecopier:  949.260.5639
                                Telephone:   949.260.5654


                                LIBOR Lending Office

                                Bank of America, N.A.
                                5 Park Plaza, Suite 500
                                Irvine, California  92614

                                Attention:   Jean Ashley

                                Telecopier:  949.260.5637

                                Telephone:   949.260.5682

                                   EXHIBIT A

                 COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT


              THIS COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Agreement") dated as of ____________ is made with reference to that certain 2000 Bridge Loan Agreement, dated as of May 10, 2000 (the "Loan Agreement") among KBHC, the Banks that are parties thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager, and is entered into between the "Assignor" described below, in its capacity as a Bank under the Loan Agreement, and the "Assignee" described below. Assignor and Assignee hereby represent, warrant and agree as follows:

       1. Definitions. Capitalized terms defined in the Loan Agreement are used herein with the meanings set forth for such terms in the Loan Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

              "Assignee" means __________________________________.

              "Assigned Pro Rata Share" means (a) _____% of the Commitment of the Banks under the Loan Agreement, being equal to the following dollar amount:
$____________.

              "Assignor" means __________________________________.

              "Effective Date" means ______________, the effective date of this Agreement determined in accordance with Section 11.8 of the Loan Agreement.

              "KBHC" means Kaufman and Broad Home Corporation, a Delaware corporation, and its successors.

       2. Representations and Warranties of the Assignor. The Assignor represents and warrants, as of the date hereof, as follows:

              (a) The Pro Rata Share of the Assignor is _____% of the Commitment (without giving effect to assignments thereof which have not yet become effective). The Assignor is the legal and beneficial owner of the Assigned Pro Rata Share and the Assigned Pro Rata Share is free and clear of any adverse claim.

              (b) The outstanding principal balance of Advances made by Assignor under the Commitment is $__________.

              (c) The Assignor has full power and authority, and has taken all action necessary to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith.


                            (Exhibit A, Page 1 of 8)

              (d) This Agreement constitutes the legal, valid and binding obligation of the Assignor.

Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of KBHC or the performance by KBHC of its obligations under the Loan Agreement, and assumes no responsibility with respect to any statements, warranties or representations made or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any Loan Document other than as expressly set forth above.

       3. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

              (a) The Assignee is an Eligible Assignee;

              (b) The Assignee has full power and authority, and has taken all action necessary to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

              (c) This Agreement constitutes the legal, valid and binding obligation of the Assignee;

              (d) The Assignee has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Assignee will, independently and without reliance upon the Administrative Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;

              (e) The Assignee has received copies of the Loan Agreement and such of the Loan Documents as it has requested, together with copies of the most recent financial statements delivered pursuant to the Loan Agreement; and

              (f) If Assignee is organized under the Laws of a jurisdiction outside the United States of America, attached hereto are the forms prescribed by the Code and the Loan Agreement certifying Assignee's exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Loan Agreement.

       4. Assignment. On the terms set forth herein, Assignor, as of the Effective Date, hereby irrevocably sells, assigns and transfers to the Assignee all of the rights and obligations of the Assignor under the Loan Agreement and the other Loan Documents, in each case to the extent of the Assigned Pro Rata Share, and the Assignee irrevocably accepts such assignment of rights and assumes such obligations from the Assignor on such terms and as of the Effective Date. As of the Effective Date, Assignee shall have the rights and obligations of a "Bank" (as defined in the Loan Agreement) under the Loan Documents, except to the extent of any

                            (Exhibit A, Page 2 of 8)
arrangements with respect to payments referred to in Section 5 hereof. Assignee hereby appoints and authorizes the Administrative Agent to take such action and to exercise such powers as are delegated to the Administrative Agent by the Loan Agreement.

       5. Payment. On the Effective Date, Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price, as agreed between the Assignor and the Assignee, of the Assigned Pro Rata Share. The Assignor and the Assignee have entered into a letter agreement, of even date herewith, which sets forth their agreement with respect to the amount of interest, fees, and other payments with respect to the Assigned Pro Rata Share which are to be retained by the Assignor.

              The Assignor and the Assignee hereby agree that if either receives any payment of interest, principal, fees or any other amount under the Loan Agreement, their respective Notes and other Loan Documents which is for the account of the other, it shall hold the same in trust for such party to the extent of such party's interest therein and shall promptly pay the same to such party.

       6. Principal, Interest, Fees, etc.. Any principal that would be payable and any interest, fees and other amounts that would accrue from and after the Effective Date to or for the account of the Assignor pursuant to the Loan Agreement and the Notes shall be payable to or for the account of the Assignor and the Assignee, in accordance with their respective interests as adjusted pursuant to this Agreement.

       7. Notes. The Assignor and Assignee shall make appropriate arrangements with KBHC concurrently with the execution and delivery hereof so that a replacement Note is issued to the Assignor, if necessary, and a new Note is issued to the Assignee in principal amounts reflecting their Pro Rata Shares of the Commitments or their outstanding Advances (as adjusted pursuant to this Agreement). As of the Effective Date, the Pro Rata Shares of Assignor and Assignee to be reflected on Schedule 1.1 to the Loan Agreement shall be:


                                     Pro Rata Share of
                                     Commitment
                                     ----------
             Assignor                __% ($_________)

             Assignee                __% ($_________)


       8. Further Assurances. Concurrently with the execution of this Agreement, Assignor shall execute four counterpart original Requests for Registration, in the form of Exhibit A to this Agreement, to be forwarded to the Administrative Agent. The Assignor and the Assignee further agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, and Assignor specifically agrees to cause the delivery of (i) four original

                            (Exhibit A, Page 3 of 8)
counterparts of this Agreement and (ii) the Requests for Registration, to the Administrative Agent for the purpose of registration of Assignee as a "Bank" pursuant to the Loan Agreement.

       9. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

       10. Notices. All communications among the parties or notices in connection herewith shall be in writing, hand delivered or sent by registered airmail, postage prepaid, or by telex, telegram or cable, addressed to the appropriate party at its address set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt.

       11. Binding Effect. This Agreement shall become effective upon the execution of the Request for Registration in the form of Exhibit A to this Agreement by KBHC and the execution of the Consent in the form of Exhibit B to this Agreement by the Administrative Agent, and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that Assignee shall not assign its rights or obligations without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

       12. Interpretation. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

              IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officials, officers or agents thereunto duly authorized as of the date first above written.

                                   "Assignor"

                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------

                                      ------------------------------------------
                                              Printed Name and Title

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------
                                           Attn:
                                                --------------------------------

                            (Exhibit A, Page 4 of 8)

                                   "Assignee"

                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------
                                              Printed Name and Title

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------
                                           Attn:
                                                --------------------------------

                            (Exhibit A, Page 5 of 8)

           Exhibit A to Commitment Assignment and Acceptance Agreement

                            REQUEST FOR REGISTRATION


TO:           BANK OF AMERICA, N.A., as Administrative Agent


              THIS REQUEST FOR REGISTRATION OF ASSIGNEE is made as of the date of the enclosed Commitment Assignment and Acceptance Agreement with reference to that certain 2000 Bridge Loan Agreement dated as of May ___, 2000 among KBHC, the Banks who are parties thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.

              Assignor and Assignee hereby request that the Administrative Agent approve of Assignee as a Bank, and that the Administrative Agent register Assignee as a Bank pursuant to the Loan Agreement effective as of the Effective Date described in the enclosed Commitment Assignment and Acceptance and, in connection with this request certify to the Administrative Agent that the enclosed Commitment Assignment and Acceptance Agreement sets forth the correct Commitments and the Assigned Pro Rata Share of the Assignee.

              Enclosed with this Request are four counterpart originals of the Commitment Assignment and Acceptance as well as the original Notes issued to Assignor.

              IN WITNESS WHEREOF, Assignor and Assignee have executed this Request for Registration by their duly authorized officers as of

                                   "Assignor"

                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------

                                      ------------------------------------------
                                               Printed Name and Title

                                    Exhibit A
                                   Page 1 of 2
                            (Exhibit A, Page 6 of 8)

                                   "Assignee"

                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------


                                   ---------------------------------------------
                                               Printed Name and Title



THE UNDERSIGNED HEREBY CONSENTS
TO THE ABOVE ASSIGNMENT:

KAUFMAN AND BROAD HOME CORPORATION,
a Delaware corporation


By:
   --------------------------------

   --------------------------------
        Printed Name and Title

                                    Exhibit A
                                   Page 2 of 2
                            (Exhibit A, Page 7 of 8)

           Exhibit B to Commitment Assignment and Acceptance Agreement


                                     CONSENT


TO: THE ASSIGNOR AND ASSIGNEE REFERRED TO IN THE ABOVE REQUEST FOR REGISTRATION


    When countersigned by the Administrative Agent below, this document shall certify that:

       1. The Administrative Agent has consented, pursuant to the terms of the Loan Documents, to the assignment by Assignor to Assignee of the Assigned Pro Rata Share.

       2. The Administrative Agent has registered Assignee as a Bank under the Loan Agreement, effective as of the Effective Date described above, with Pro Rata Shares of the Commitments corresponding to the Assigned Pro Rata Share and has adjusted the registered Pro Rata Shares of the Commitments of Assignor to reflect the assignment of the Assigned Pro Rata Share.

                                  BANK OF AMERICA, N.A., (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent


                                  By:
                                     -------------------------------------------

                                     -------------------------------------------
                                               Printed Name and Title

                                    Exhibit A
                                   Page 1 of 1
                            (Exhibit A, Page 8 of 8)

                                    EXHIBIT B


                                      NOTE


$________________                                                   May 10, 2000
                                                         Los Angeles, California


              FOR VALUE RECEIVED, the undersigned promises to pay to the order of ______________________________ ("the Bank") the principal amount of
__________________________________ DOLLARS ($___________), or such lesser aggregate amount of Advances as may be made pursuant to the Bank's Pro Rata Share of the Commitment under the 2000 Bridge Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

              Reference is made to the 2000 Bridge Loan Agreement dated as of May 10, 2000 among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager (as amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

              The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

              Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section
3.8 of the Loan Agreement.

                            (Exhibit B, Page 1 of 4)

              The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., Los Angeles time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

              The undersigned hereby promises to pay, within thirty (30) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

              The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

              This Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                                   KAUFMAN AND BROAD HOME CORPORATION,
                                   a Delaware corporation



                                   By
                                     -------------------------------------------
                                            William R. Hollinger
                                            Vice President and Controller

                            (Exhibit B, Page 2 of 4)

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Alternate Base Rate Loans)

--------------------------------------------------------------------------------
                                 Amount of
           Amount of Loan or     Principal Paid or
           of Redesignation      Redesignated Into      Unpaid
           From Another          Another Type of        Principal     Notation
Date       Type of Loan          Loan                   Balance       Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            (Exhibit B, Page 3 of 4)

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Loans)

--------------------------------------------------------------------------------
                                  Amount of
           Amount of Loan or      Principal Paid or
           of Redesignation       Redesignated Into     Unpaid
           From Another           Another Type of       Principal     Notation
Date       Type of Loan           Loan                  Balance       Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            (Exhibit B, Page 4 of 4)

                                   EXHIBIT C-1

                   FORM OF MUNGER, TOLLES & OLSON LLP OPINION


                                  May 10, 2000


Bank of America, N.A.
as Administrative Agent

The Banks Party to the Loan Agreement
  Referred to Below


              Re: Kaufman and Broad Home Corporation


Ladies and Gentlemen:

              We have acted as counsel to Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), in connection with the 2000 Bridge Loan Agreement (the "Loan Agreement") dated as of May 10, 2000, by and among Borrower; the Banks which are parties thereto; Bank of America, N.A., as Administrative Agent; Banc of America Securities LLC as Lead Arranger and Sole Book Manager (the "Arranger") (all such parties other than the Borrower are collectively referred to herein as "Bank Parties").

              This opinion is furnished to you pursuant to Section 8.1(a)(v) of the Loan Agreement. Terms not otherwise defined herein shall have the meanings defined for such terms in the Loan Agreement.

              For the purposes of this opinion, we have examined originals, or copies identified to our satisfaction as being true copies, of the following documents:

              (a) The Loan Agreement;

                           (Exhibit C-1, Page 1 of 6)

              (b) The Notes of even date herewith; and

              (c) The Subsidiary Guaranty.

              The documents described in (a) through (c) above are sometimes referred to herein as the "Loan Documents".

              We have also examined such other corporate documents and records, and other certificates, opinions and instruments and have conducted such investigations as we have deemed necessary as a basis for the opinions expressed below. As to factual matters relevant to our opinions expressed below, we have, without independent investigation, relied upon certificates of public officials and upon public records, and have further assumed and relied upon, without independent investigation, the truth and accuracy of all factual representations and warranties of all parties to the Loan Documents.

              We have assumed (i) all natural persons have legal capacity, (ii) the genuineness of all signatures of all parties other than Borrower, (iii) the conformity to authentic original documents of all documents submitted to us as copies and the authenticity of all documents submitted to us as originals, (iv) that each of the Guarantor Subsidiaries listed in Schedule 4.4 to the Loan Agreement (the "Guarantor Subsidiaries") is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and in each other jurisdiction where the conduct of its business or the ownership of its Properties makes qualification or registration to transact business necessary, (v) as to all parties other than the Borrower, the due authorization, execution and delivery of the Loan Documents, (vi) the validity and enforceability of the Loan Documents against all parties thereto other than Borrower and the Guarantor Subsidiaries, (vii) that each of the Bank Parties has the requisite power and authority, has obtained all necessary consents, licenses and permits, has taken all necessary action and has complied with any and all applicable laws with which such Bank Party is required to comply, in each case relating to or affecting the matters and actions contemplated by the Loan Documents, (viii) that each of the Bank Parties (other than the Arranger) is a national bank, state bank or similar financial institution and is an exempt lender under Article XV of the California Constitution or statutes enacted pursuant thereto and (ix) that the Loan Documents have not been modified, amended, terminated or revoked in any respect, and remain in full force and effect as of the date hereof.

                           (Exhibit C-1, Page 2 of 6)

              On the basis of the foregoing, and relying thereon, and with the qualifications herein set forth, we are of the opinion that:

              1. Borrower is a corporation duly incorporated, validly existing and in good standing under the General Corporation Law of the State of Delaware, and its certificate of incorporation does not limit the term of its existence.

              2. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its obligations under the Loan Documents to which it is a party.

              3. The execution, delivery, and performance by Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

              4. The execution, delivery, and performance of the Loan Documents by Borrower do not violate any provision of Borrower's certificate of incorporation or bylaws, and the execution, delivery, and performance by Borrower and each Guarantor Subsidiary of the Loan Documents to which it is a party do not violate any Requirement of Law applicable to Borrower or such Guarantor Subsidiary imposed by the laws of the United States of America or the State of California that, in our experience, is normally applicable to general business entities in relation to transactions of the type contemplated by the Loan Documents.

              5. Except as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Agency under any Requirement of Law imposed on Borrower or any Guarantor Subsidiary by the laws of the United States of America or the State of California, in each case as such Requirements of Law exist on the date hereof, is or will be required to authorize or permit the execution, delivery and performance by Borrower or any Guarantor Subsidiary of the Loan Documents to which it is a party.

              6. Each of the Loan Documents to which Borrower or any Guarantor Subsidiary is a party will, when executed and delivered by Borrower or such Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of Borrower or such Guarantor Subsidiary, as the case may be, enforceable against Borrower or such Guarantor Subsidiary, as the case may be, in accordance with its terms.

                           (Exhibit C-1, Page 3 of 6)

              In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

              (a) Our opinion with respect to the legality, validity, binding effect and enforceability of any Loan Document, agreement or provision is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer and equitable subordination, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, estoppel, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). We express no opinion as to the availability of equitable remedies. In applying such equitable principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt or enforce a guaranty thereof upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants. Such principles applied by a court might also include a requirement that a creditor act with reasonableness and in good faith.

              (b) Certain rights, remedies and waivers of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Loan Documents taken as a whole and, except as set forth in subparagraph (a) above, the Loan Documents taken as a whole contain adequate provisions for enforcing payment of the Obligations; however, the unenforceability of such provisions may result in delays in or limitations on the enforcement of the parties' rights and remedies under the Loan Documents (and we express no opinion as to the economic consequences, if any, of such delays or limitations).

              (c) We call your attention to the following matters as to which we express no opinion:

                     (i) the agreements in the Loan Documents to indemnify the Bank Parties against costs or expenses or liability notwithstanding such parties' acts of negligence or willful misconduct;

                     (ii) provisions in the Loan Documents for payment or reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

                           (Exhibit C-1, Page 4 of 6)

                     (iii) the agreements in the Loan Documents to the jurisdiction or venue of a particular court, to the waiver of the right to jury trial or to be served with process by service upon a designated third party;

                     (iv) any of the waivers or remedies contained in the Loan Documents, whether or not any Loan Document deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable under applicable law,
       (2) to conflict with mandatory provisions of applicable law, (3) to be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in fact or (4) to be broadly or vaguely stated or not to describe the right or duty purportedly waived with reasonable specificity;

                     (v) provisions in the Loan Documents which may be construed as imposing penalties or forfeitures, late payment charges or an increase in interest rate, upon delinquency in payment or the occurrence of a default;

                     (vi) any power of attorney granted under the Loan
       Documents;

                     (vii) provisions in the Loan Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                     (viii) provisions in the Loan Documents which expressly or by implication waive or limit the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly allow such waiver or other limitation;

                     (ix) the effect of Section 1698 of the California Civil Code which, among other matters, provides that a written contract may be modified by an oral agreement to the extent such agreement is performed by the parties;

                     (x) the effect of Section 1670.5 of the California Civil Code which provides that a court may not enforce or may limit the application of a

                           (Exhibit C-1, Page 5 of 6)
       contract or portions thereof which it finds as a matter of law to have been unconscionable at the time the contract was made; and

                     (xi) the effect of (1) any modification or alteration of the Loan Documents or other agreements with Borrower affecting the obligations of Borrower, (2) an election of remedies by the Bank Parties, or (3) any other action by the Bank Parties that materially prejudices any Guarantor Subsidiary if such modification, election or action occurs without notice to the Guarantor Subsidiaries and without giving the Guarantor Subsidiaries an opportunity to cure any default by Borrower.

              Our opinions expressed herein are limited to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States, and we do not express any opinion herein concerning any other law, including, but not limited to, ordinances, regulations or practices of any county, city or other government agency or body within the State of California.

              This opinion is being provided for your benefit at the specific request of our clients, is rendered to you in connection with the transaction referred to above and may not be relied upon by any person (other than the Bank Parties, an Eligible Assignee or any successor in interest of any Bank Party) or by you or the other Bank Parties in any other context. Copies hereof may be furnished (a) to your independent auditors and attorneys, (b) to any governmental agency or authority having regulatory jurisdiction over you, (c) pursuant to an order of legal process of any court or of any governmental agency or authority, or (d) in connection with any legal action to which you are a party arising out of the transaction referred to above. This opinion is rendered as of the date hereof and we hereby disclaim any obligation to advise any person entitled to rely hereon of any change in the matters stated herein.


                                   Very truly yours,

                           (Exhibit C-1, Page 6 of 6)

                                   EXHIBIT C-2

                        FORM OF BARTON P. PACHINO OPINION


                                  May 10, 2000


To:    Bank of America, N.A.,
       as Administrative Agent
       5 Park Plaza, Suite 500
       Irvine, California  92614

       The Banks Party to the Loan Agreement Referred to Below


Ladies and Gentlemen:

              I am the Senior Vice President and General Counsel of Kaufman and Broad Home Corporation, a Delaware corporation ("KBHC"). KBHC shall also be referred to herein as the "Borrower". I have acted as such in connection with the 2000 Bridge Loan Agreement dated as of May 10, 2000 (the "Agreement"), by and among the Borrower, the Banks which are the parties thereto, Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.

              This opinion is furnished to you pursuant to Section 8.1(a)(v) of the Agreement. Terms not otherwise defined herein shall have the meanings defined for such terms in the Agreement. The term "Loan Documents", as used herein, means those Loan Documents (as defined in the Agreement) in existence as of the Closing Date, including without limitation those referenced in paragraphs
(a) through (c) below.

              This opinion is rendered to you as a supplement to the legal opinion of Munger, Tolles & Olson LLP of even date herewith in connection with the Agreement but expressly does not incorporate the terms of said opinion.

              For purposes of this opinion, I have examined originals, or copies identified to my satisfaction as being true copies, of the following documents:

                           (Exhibit C-2, Page 1 of 8)

                      a.     The Agreement;
                      b.     The Notes under the Agreement; and
                      c.     The Subsidiary Guaranty.

              I have also made such investigations of fact and law, obtained such certificates of Responsible Officials of Borrower and certain of its Subsidiaries and of public officials, reviewed incorporation and partnership documentation, resolutions, secretary's certificates, good standing certificates and other documents as appropriate of and for the Borrower and the Guarantor Subsidiaries, as applicable, and done such other things as I have deemed necessary for the purpose of this opinion.

              I have assumed (i) all natural persons have legal capacity, (ii) the genuineness of all signatures of all parties other than Borrower and the Guarantor Subsidiaries listed in Schedule 4.4 to the Agreement, (iii) the conformity to authentic original documents of all documents submitted to me as copies and the authenticity of all documents submitted to me as originals, (iv) as to all parties other than Borrower and the Guarantor Subsidiaries, the due authorization, execution and delivery of all documents and the validity and enforceability thereof against all parties thereto other than Borrower and the Guarantor Subsidiaries, (v) that each Person (other than Borrower and the Guarantor Subsidiaries) which is a party to the Loan Documents has full power, authority and legal right, under its charter and other governing documents and laws applicable to it to perform its respective obligations thereunder, (vi) all parties to any Loan Documents have filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue & Taxation Code and under the laws of the State of Delaware and the respective states of incorporation or formation of the Guarantor Subsidiaries, (vii) that each of the Banks has the requisite power and authority, has obtained all necessary consents, licenses and permits, has taken all necessary action and has complied with any and all applicable laws with which such Bank is required to comply, in each case relating to or affecting the matters and actions contemplated by the Loan Documents, (viii) that each of the Banks is a national bank, state bank or similar financial institution and is an exempt lender under
Article XV of the California Constitution or statutes enacted pursuant thereto and (ix) that the Loan Documents have not been modified, amended, terminated or revoked in any respect, and remain in full force and effect as of the date hereof.

              With respect to those opinions expressed below to be to "knowledge" or "to the knowledge of the undersigned," or similar such wording, I am referring solely to my individual, actual knowledge. Except as expressly set forth herein, I did not undertake a review or examination of the activities or business records of Borrower or any Subsidiaries specifically for the purpose of rendering this opinion or to determine the existence or absence of such facts. As Senior Vice President and General Counsel of KBHC, however, material information respecting the matters covered by such opinions is brought to my attention on a regular basis as a matter of internal policy and

                           (Exhibit C-2, Page 2 of 8)

I intend the phrase "to the knowledge of the undersigned" to mean that, in reviewing such information, nothing has come to my attention which caused or should have caused me not to render such opinions.

              Based upon the foregoing and in reliance thereon, I am of the opinion that:

              1. KBHC is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and its certificate of incorporation does not provide for the termination of its existence. KBHC is duly qualified or registered to transact business and is in good standing as a foreign corporation in the State of California and each other jurisdiction in which the conduct of its business or the ownership of its Properties makes such qualifications or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect.

              2. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its Obligations under the Loan Documents to which it is a Party.

              3. To the knowledge of the undersigned, Borrower is in substantial compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Government Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify or obtain exemptions would not constitute a Material Adverse Effect.

              4. The execution, delivery and performance by Borrower and by each Guarantor Subsidiary of each of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate action, and do not:

                     a. require under the charter documents of Borrower or any
              Guarantor Subsidiary any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Party;

                     b. violate or conflict with the Party's charter,
              certificate or articles of incorporation or bylaws;

                     c. to the knowledge of the undersigned, result in or
              require the creation or imposition of any Lien or Right of Others (other than as

                           (Exhibit C-2, Page 3 of 8)
              provided under the Loan Documents) upon or with respect to any Property now owned or leased by such Party;

                     d. violate any Requirement of Law known to the undersigned to be applicable to such Party; or

                     e. result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement known to the undersigned or any other Contractual Obligation known to the undersigned to which such Party is a party or by which such Party or any of its Property is bound or affected;

and, to the knowledge of the undersigned, neither Borrower nor any Subsidiary of Borrower is in violation of, or default under, any Requirement of Law or contractual obligation, or any indenture, loan or credit agreement described in subparagraph (e) above in any respect that would constitute a Material Adverse Effect.

              5. Each of the Loan Documents to which either Borrower or any Guarantor Subsidiary is a Party will, when executed and delivered by Borrower or such Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of Borrower or such Guarantor Subsidiary, as the case may be, enforceable against such Borrower or such Guarantor Subsidiary, as the case may be, in accordance with its terms.

              6. Except as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption from any of the foregoing from, any Governmental Agency under any Requirement of Law imposed on Borrower or any Guarantor Subsidiary by the laws of the United States of America or the State of California, in each case as the same exists on the date hereof, is or will be required to authorize or permit the execution, delivery and performance by Borrower or by any Significant Subsidiary of the Loan Documents to which it is a Party.

              7. Each Significant Subsidiary which is a Domestic Subsidiary is a legal entity of the form described for that Subsidiary in Schedule 4.4 to the Agreement, duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation, is duly qualified or registered to do business as a foreign organization (if applicable) and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualifications or registration necessary (except where the failure to be so qualified or registered and in good standing does not constitute a Material Adverse Effect) and has all requisite power and authority to conduct its business and to own and lease its Properties and to

                           (Exhibit C-2, Page 4 of 8)
execute, deliver and perform the obligations under the Loan Documents to which it is a Party.

              8. To the knowledge of the undersigned, each Significant Subsidiary is in substantial compliance with all Laws and other requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

              9. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940.

              10. To the knowledge of the undersigned, there are no actions, suits or proceedings pending or threatened against or affecting Borrower or any of its Subsidiaries or any Property of any of them in any court of Law or before any Governmental Agency in which there is a reasonable probability of a decision which would constitute a Material Adverse Effect.

              11. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" or "margin security" within the meanings of Regulation U of the Board of Governors of the Federal Reserve System and no loan under the Agreement will be used to purchase or carry any such margin stock in violation of Regulation U.

              12. To the knowledge of the undersigned, Borrower and its Subsidiaries are in substantial compliance with all applicable Laws relating to environmental protection where the failure to comply would constitute a Material Adverse Effect, and have not received any notice from any Governmental Agency respecting the alleged violation by Borrower or any Subsidiary of such Laws which would constitute a Material Adverse Effect which has not been or is not being corrected.

              In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

                     a. My opinion with respect to the legality, validity,
              binding effect and enforceability of any Loan Document, agreement or provision is subject to the effect of any applicable bankruptcy, insolvency,

                           (Exhibit C-2, Page 5 of 8)
              fraudulent conveyance, fraudulent transfer and equitable subordination, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, estoppel, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). I express no opinion as to the availability of equitable remedies. In applying such equitable principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt or enforce a guaranty thereof upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants. Such principles applied by a court might also include a requirement that a creditor act with reasonableness and in good faith.

                     b. Certain rights, remedies and waivers of the Loan
              Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Loan Documents taken as a whole and, except as set forth in subparagraph (a) above, the Loan Documents taken as a whole contain adequate provisions for enforcing payment of the "Obligations" (as defined in the Agreement); however, the unenforceability of such provisions may result in delays in or limitations on the enforcement of the parties' rights and remedies under the Loan Documents and I express no opinion as to the economic consequences, if any, of such delays or limitations.

                     c. I call your attention to the following matters as to
              which I express no opinion:

                            (i) the agreements in the Loan Documents to
              indemnify you against costs or expenses or liability notwithstanding your acts of negligence or willful misconduct;

                            (ii) provisions in the Loan Documents for payment or
              reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

                            (iii) the agreements in the Loan Documents to the
              jurisdiction or venue of a particular court, to the waiver of the right to jury trial or to be served with process by service upon a designated third party;

                           (Exhibit C-2, Page 6 of 8)

                            (iv) any of the waivers or remedies contained in the
              Loan Documents, whether or not any Loan Document deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable under applicable law, (2) to conflict with mandatory provisions of applicable law, (3) to be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in fact or (4) to be broadly or vaguely stated or not to describe the right or duty purportedly waived with reasonable specificity;

                            (v) provisions in the Loan Documents which may be
              construed as imposing penalties or forfeitures, late payment charges or an increase in interest rate, upon delinquency in payment or the occurrence of a default;

                            (vi) any power of attorney granted under the Loan
              Documents;

                            (vii) provisions in the Loan Documents to the effect
              that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                            (viii) provisions in the Loan Documents which
              expressly or by implication waive or limit the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly allow such waiver or other limitation;{ and}

                            (ix) the effect of Section 1698 of the California
              Civil Code which, among other matters, provides that a written contract may be modified by an oral agreement to the extent such agreement is performed by the parties;

                            (x) effect of Section 1670.5 of the California Civil
              Code which provides that a court may not enforce or may limit the application of a contract or portions thereof which it finds as a matter of law to have been unconscionable at the time the contract was made; and

                            (xi) the effect of (1) any modification or
              alteration of the Loan Documents or other agreements with Borrower affecting the

                           (Exhibit C-2, Page 7 of 8)
              obligations of Borrower, (2) an election of remedies by the Bank Parties, or (3) any other action by the Bank Parties that materially prejudices any Guarantor Subsidiary if such modification, election or action occurs without notice to the Guarantor Subsidiaries and without giving the Guarantor Subsidiaries an opportunity to cure any default by Borrower.

              My opinion expressed herein is limited to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States, and I do not express any opinion herein concerning any other law, including, but not limited to, ordinances, regulations, or practices of any county, city or other government agency or body within the State of California.

              This opinion is being rendered to you in connection with the transaction referred to above and may not be relied upon by any person (other than the Banks, an Eligible Assignee or any successor in interest of any Bank) or by you or the other Banks in any other context. Copies hereof may be furnished (a) to your independent auditors and attorneys, (b) to any governmental agency or authority having regulatory jurisdiction over you, (c) pursuant to order of legal process of any court or of any governmental agency or authority or (d) in connection with any legal action to which you are a party arising out of the transaction referred to above. This opinion is rendered as of the date hereof and I hereby disclaim any obligation to advise any person entitled to rely hereon of any change in the matters stated herein.

                                   Very truly yours,



                                   Barton P. Pachino
                                   Senior Vice President and General Counsel

                           (Exhibit C-2, Page 8 of 8)

                                    EXHIBIT D


BORROWER:      KAUFMAN AND BROAD HOME CORPORATION,
               a Delaware corporation

GUARANTORS:    See Schedule 1 hereto


TO:     BANK OF AMERICA, N.A., for itself and as Administrative Agent


                               SUBSIDIARY GUARANTY

              THIS GUARANTY ("Guaranty") dated as of May 10, 2000, is made by each of the parties listed on Schedule 1 hereto, together with each other person who may become a party hereto pursuant to Section 10 of this Guaranty (each, a Guarantor and collectively, "Guarantors"), jointly and severally, in favor of Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, and the Banks (as those terms are defined in the below-referenced Loan Agreement), with reference to the following facts:

                                    RECITALS

              A. Pursuant to the 2000 Bridge Loan Agreement of even date herewith entered into by and among Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), the Banks signatory thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager (as the same may be amended from time to time, the "Loan Agreement"), the Banks are making a credit facility available to Borrower.

              B. As a condition of the availability of such credit facility, Guarantors are required to enter into this Guaranty.

              C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facility, and as the result of the execution of this Guaranty.

                                    AGREEMENT

              NOW, THEREFORE, in order to induce the Banks to extend the aforementioned credit facility, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Guarantor hereby represents, warrants, covenants, agrees and guaranties as follows:

              (1) Terms used in this Guaranty but not defined herein shall have the meanings defined for them in the Loan Agreement.

              (2) Guarantors unconditionally guarantee and promise to pay to Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as the Administrative Agent for the Banks, on demand, in lawful money of the United States, any and all Indebtedness of Borrower then due to the Banks. The word "Indebtedness" means any and all advances, debts, obligations and liabilities of Borrower heretofore, now, or hereafter made, incurred or created under the Loan Agreement and under the Loan Documents, and whether Borrower may be liable individually or jointly with others, or whether such Indebtedness may be or hereafter becomes otherwise unenforceable.

              (3) This Guaranty is irrevocable in nature, is a guaranty of prompt and punctual payment and performance of all Indebtedness of Borrower, and is not merely a guaranty of collection. The Indebtedness guaranteed hereunder includes that arising under successive transactions which shall either continue the Indebtedness from time to time or renew it after it has been satisfied. Anything in this Guaranty to the contrary notwithstanding, the maximum liability of any Guarantor hereunder shall be limited to the extent required for the obligation of such Guarantor to be valid, binding and enforceable and not otherwise voidable or avoidable.

              (4) The obligations hereunder are joint and several, and independent of the obligations of Borrower and or any of its other Subsidiaries. Separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against any Borrower or any of its other Subsidiaries, including any other Guarantor, or whether Borrower or any of its other Subsidiaries, including any other Guarantor, may be joined in any such action or actions.

              (5) Each Guarantor authorizes the Banks, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent or any Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

              (6) Each Guarantor waives, to the fullest extent permitted by applicable law, any right to require any Bank to (a) proceed against Borrower or any of its other Subsidiaries, including any other Guarantor; (b) proceed against or exhaust any security held from Borrower or any of its Subsidiaries; or (c) pursue any other remedy in the Banks' power whatsoever. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower, other than payment in full of the Indebtedness. Until all Indebtedness of Borrower to the Banks shall have been paid in full, each Guarantor waives any right to enforce any remedy which the Banks now have or may hereafter have against Borrower or any of its other Subsidiaries, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Banks. Guarantors waive all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. Guarantors expressly waive to the fullest extent permitted by applicable Law all other suretyship defenses they otherwise might or would have under any Law. Each Guarantor waives any right of subrogation that it may have in respect to the obligations of Borrower to the Banks. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness.

              (7) After demand upon the Guarantors for payment under this Guaranty, each Guarantor hereby specifically authorizes each Bank (subject to the approval of the Majority Banks) in which such Guarantor maintains a deposit account (whether a general or special deposit account, other than trust accounts) or a certificate of deposit to setoff any Obligations owed to the Banks against such deposit account or certificate of deposit without prior notice to any Guarantor (which notice is hereby waived) whether or not such deposit account or certificate of deposit has then matured. Nothing in this paragraph shall limit or restrict the exercise by a Bank of any right to setoff or banker's lien under applicable Law, subject to the approval of the Majority Banks.

              (8) Each Guarantor represents and warrants to the Banks that it has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries, and that Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries. Each Guarantor hereby expressly waives and relinquishes any duty on the part of the Banks (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries, whether now known or hereafter known by the Banks during the life of this Guaranty.

              (9) Guarantors agree to pay, within thirty (30) days after demand, the reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Banks in connection with the enforcement of this Guaranty, including without limitation the reasonable fees and out-of-pocket expenses of any legal counsel retained by the Administrative Agent or any of the Banks.

              (10) Any other Person may become a Guarantor under, and become bound by the terms and conditions of, this Guaranty by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A.

              (11) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

                                   "GUARANTORS"

                                   KAUFMAN AND BROAD OF ARIZONA, INC.,
                                   an Arizona corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger
                                      Vice President and Assistant Secretary


                                   KAUFMAN AND BROAD - CENTRAL VALLEY, INC., a
                                   California corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger
                                      Vice President and Assistant Secretary


                                   KAUFMAN AND BROAD COASTAL, INC., a
                                   California corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger
                                      Vice President and Assistant Secretary


                                   KAUFMAN AND BROAD MULTI-HOUSING
                                   GROUP, INC., a California corporation


                                  By:
                                      ------------------------------------------
                                      William R. Hollinger, Assistant Secretary

                                   KAUFMAN AND BROAD OF NORTHERN
                                   CALIFORNIA, INC., a California corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger, Assistant Secretary


                                   KAUFMAN AND BROAD OF SACRAMENTO, INC.,
                                   a California corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger
                                      Vice President, Treasurer
                                      and Assistant Secretary


                                   KAUFMAN AND BROAD OF SAN DIEGO, INC.,
                                   a California corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger
                                      Vice President and Assistant Secretary


                                   KAUFMAN AND BROAD - SOUTH BAY, INC.,
                                   a California corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger, Assistant Secretary


                                   KAUFMAN AND BROAD OF SOUTHERN CALIFORNIA,
                                   INC., a California corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger, Chief Financial
                                      Officer, Treasurer and Assistant Secretary

                                   KB HOLDINGS ONE, INC., a California
                                   corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger
                                      Vice President, Treasurer
                                      and Assistant Secretary


                                   KAUFMAN AND BROAD OF COLORADO, INC.,
                                   a Colorado corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger,
                                      Assistant Secretary


                                   KAUFMAN AND BROAD OF NEVADA, INC.,
                                   a Nevada corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger
                                      Vice President, Treasurer
                                      and Assistant Secretary


                                   KAUFMAN AND BROAD OF RENO, INC.,
                                   a Nevada corporation


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger
                                      Vice President, Treasurer
                                      and Assistant Secretary


                                   KAUFMAN AND BROAD OF TEXAS, LTD.,
                                   a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger, Assistant Secretary

                                   KAUFMAN AND BROAD DEVELOPMENT OF TEXAS, L.P., a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger, Assistant Secretary


                                   KAUFMAN AND BROAD LONE STAR, L.P.,
                                   a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                   By:
                                      ------------------------------------------
                                      William R. Hollinger, Assistant Secretary

                                   SCHEDULE 1
                                   TO GUARANTY

                               List of Guarantors


Kaufman and Broad of Arizona, Inc.

Kaufman and Broad - Central Valley, Inc.

Kaufman and Broad Coastal, Inc.

Kaufman and Broad Multi-Housing Group, Inc.

Kaufman and Broad of Northern California, Inc.

Kaufman and Broad of Sacramento, Inc.

Kaufman and Broad of San Diego, Inc.

Kaufman and Broad - South Bay, Inc.

Kaufman and Broad of Southern California, Inc.

KB Holdings One, Inc.

Kaufman and Broad of Colorado, Inc.

Kaufman and Broad of Nevada, Inc.

Kaufman and Broad of Reno, Inc.

Kaufman and Broad of Texas, Ltd.

Kaufman and Broad Development of Texas, L.P.

Kaufman and Broad Lone Star, L.P.

                              INSTRUMENT OF JOINDER


              THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ________________, by _______________________________________________________, a
____________________ ("Joining Party"), and delivered to the Administrative Agent pursuant to the Guaranty dated as of May 10, 2000 (the "Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

              A. The Guaranty was made by the Guarantors in favor of the Banks that are parties to that certain 2000 Bridge Loan Agreement, dated as of May 10, 2000 (the "Loan Agreement") among Kaufman and Broad Home Corporation, as Borrower, the Banks signatory thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.

              B. Joining Party has become a Significant Subsidiary (as defined in the Loan Agreement) or has been designated by Borrower as a Guarantor Subsidiary (as defined in the Loan Agreement), and as such is required pursuant to Section 5.9 of the Loan Agreement to become a Guarantor.

              C. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of a credit facility pursuant to the Loan Agreement, and as a result of becoming a party to the Guaranty.

              NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

              1. By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 10 of the Guaranty. Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Indebtedness of Borrower heretofore or hereafter incurred under the Loan Agreement, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

              2. The effective date of this Joinder is _______________.

                                   "Joining Party"

                                   ---------------------------------------------
                                   a
                                    --------------------------------------------

                                   By:
                                      ------------------------------------------

                                      ------------------------------------------
                                                Printed Name and Title


ACKNOWLEDGED:

BANK OF AMERICA, N.A. (formerly known
as Bank of America National Trust and
Savings Association), as Administrative Agent


By:
   ------------------------------------------
            Printed Name and Title


KAUFMAN AND BROAD HOME CORPORATION


By:
   ------------------------------------------

   ------------------------------------------
            Printed Name and Title

                                  SCHEDULE 1.1

                                   COMMITMENTS


                                 Pro Rata Share of         Dollar Amount of
                                 -----------------         ----------------
Bank                             Commitment                Commitment
----                             ----------                ----------
Bank of America, N.A.            100%                      $ 125,000,000.00

                         (Schedule 1.1, Page 1 of 1)

                                  SCHEDULE 4.4

                     Kaufman and Broad Home Corporation and
                            Consolidated Subsidiaries

                                 Key to "Types"

                             S    =  Significant Subsidiary
                             G    =  Guarantor Subsidiary
                             Fo   =  Foreign Subsidiary
                             Fi   =  Financial Subsidiary
                             (Note:  All Guarantor Subsidiaries are
                                     also Significant Subsidiaries)



ARIZONA CORPORATIONS                                         %        TYPE(s)
--------------------                                         --       -------
Kaufman and Broad of Arizona, Inc.                          100         S/G
Kaufman and Broad Home Sales of Arizona, Inc.               100
Kaufman and Broad of Tucson, Inc.                           100
Kaufman and Broad Home Sales of Tucson, Inc.                100


CALIFORNIA CORPORATIONS
-----------------------
Affordable Multi-Family, Inc.                               100
Branching Tree Corp.                                        100
Cable Associates, Inc.                                      100
Custom Decor, Inc.                                          100
First Northern Builders Servicing, Inc.                     100
Fullerton Affordable Housing, Inc.                          100
Gateway Town Center Investors, Inc.                         100
KBASW Mortgage Acceptance Corporation                       100         Fi
KBI/Mortgage Acceptance Corporation                         100         Fi
KBMH Construction, Inc.                                     100
KBMH Capital, Inc.                                          100
KBMH Property Management, Inc.                              100
KBRAC IV Mortgage Acceptance Corporation                    100         Fi
Kaufman and Broad Architecture, Inc.                        100
Kaufman and Broad - Central Valley, Inc.                    100         S/G
Kaufman and Broad Coastal, Inc.                             100         S/G
Kaufman and Broad Communities, Inc.                         100
Kaufman and Broad Development Group                         100
Kaufman and Broad Embarcadero, Inc.                         100
Kaufman and Broad Holdings, Inc.                            100
Kaufman and Broad Home Sales, Inc.                          100
Kaufman and Broad Home Sales of Northern California, Inc.   100
Kaufman and Broad Insurance Agency, Inc.                    100
Kaufman and Broad International, Inc.                       100
Kaufman and Broad Land Company                              100
Kaufman and Broad Land Development Venture, Inc.            100
Kaufman and Broad - Monterey Bay, Inc.                      100

                           (Schedule 4.4, Page 1 of 4)

CALIFORNIA CORPORATIONS                                               TYPE(s)
-----------------------                                               -------
Kaufman and Broad - Moreno/Perris Valleys, Inc.             100
Kaufman and Broad Multi-Family, Inc.                        100
Kaufman and Broad Multi-Housing Group, Inc.                 100         S/G
Kaufman and Broad of Northern California, Inc.              100         S/G
Kaufman and Broad North Stockton, Inc.                      100
Kaufman and Broad Patterson, Inc.                           100
Kaufman and Broad Properties                                100
Kaufman and Broad of Sacramento, Inc.                       100         S/G
Kaufman and Broad of San Diego, Inc.                        100         S/G
Kaufman and Broad - South Bay, Inc.                         100         S/G
Kaufman and Broad of Southern California, Inc.              100         S/G
Kaufman and Broad of Utah, Inc.                             100
KB Holdings One, Inc.                                       100         S/G
Kent Land Company                                           100
Kingsbay Escrow Company                                     100
Lewis Homes Management Corp.                                100
Mather Housing Company, LLC                                 100
Multi-Housing G.P. VI, Inc.                                 100
Multi-Housing G.P. VIII, Inc.                               100
Multi-Housing G.P. X, Inc.                                  100
Multi-Housing G.P. XII, Inc.                                100
Multi-Housing G.P. XIV, Inc.                                100
Multi-Housing G.P. XVIII, Inc.                              100
Multi-Housing G.P. XX, Inc.                                 100
Multi-Housing G.P. XXII, Inc.                               100
Multi-Housing G.P. XXIV, Inc.                               100
Multi-Housing Investments, Inc.                             100
Simi Affordable Housing, Inc.                               100


CANADIAN CORPORATIONS
---------------------
Margreen Investments, Inc.                                  100         Fo
3238865 Canada Inc.                                         100         Fo


COLORADO CORPORATION
--------------------
Kaufman and Broad of Colorado, Inc.                         100         S/G


DELAWARE CORPORATIONS/LLCS
--------------------------
Eden Land Development Corp.                                 100
e.KB, Inc.                                                  100
Estes Homebuilding Co.                                      100
General Homes Corporation                                   100
General Homes of Arizona                                    100
General Homes of Dallas                                     100
General Homes of Florida                                    100
General Homes of Houston                                    100
General Homes Development LLC                               100
GH Homebuilding Holdings, Inc.                              100
HomeSafe Escrow Company                                     100
International Mortgage Acceptance Corporation               100
Kaufman and Broad Development Company                       100

                           (Schedule 4.4, Page 2 of 4)

DELAWARE CORPORATIONS/LLCS                                            TYPE(s)
--------------------------                                            -------
Kaufman and Broad Limited                                   100
KBHC Financing I                                              3
LHE Arctic LLC                                              100
LHN Arctic LLC                                              100
LDC Arctic LLC                                              100
LP Arctic LLC                                               100
LHC Arctic LLC                                              100
rateOne Home Loans, LLC                                     100
Rate One Associates, Inc.                                   100
Rate One Holdings, Inc.                                     100


FRENCH CORPORATIONS
-------------------
Kaufman and Broad Developpement SA.                         100         Fo/S
Kaufman and Broad SA.                                       100         Fo/S
Kaufman and Broad Promotion Maisons Individuelles SA.       100         Fo/S
Kaufman and Broad Renovation S.A.R.L.                       100         Fo
SMCI Developpement. SA.                                     100         Fo
Gie KB                                                      100         Fo
Park SA                                                   99.99         Fo
Millet, S.A.R.L.                                            100         Fo
LMP Chancy S.A.R.L.                                         100         Fo


ILLINOIS CORPORATIONS
---------------------
Kaufman and Broad of Illinois, Inc.                         100
Kaufman and Broad Mortgage Company                          100         Fi


MASSACHUSETTS CORPORATION
-------------------------
Kaufman and Broad Homes, Inc.                               100


MEXICAN CORPORATIONS
--------------------
Kaufman y Broad de Mexico                                   100         Fo
Kaufman y Broad Asesoria Administrativa                     100         Fo
Operadora Los Robles                                        100         Fo
Desarrollos Los Robles                                      100         Fo


MICHIGAN CORPORATION
--------------------
Keywick, Inc.                                               100


MINNESOTA CORPORATION
---------------------
Kaufman and Broad Custom Homes, Inc.                        100


NEVADA CORPORATION
------------------

                           (Schedule 4.4, Page 3 of 4)

NEVADA CORPORATION                                                    TYPE(s)
------------------                                                    -------
Desert Inn Development, LLC                                 100
Kaufman and Broad Home Sales of Nevada, Inc.                100
Kaufman and Broad of Nevada, Inc.                           100         S/G
Kaufman and Broad Home Sales of Reno, Inc.                  100
Kaufman and Broad of Reno, Inc.                             100         S/G
KB Spring Mountain, Inc.                                    100
Lewis Homes - Carlyle Venture L.L.C.                         50


NEW MEXICO CORPORATIONS
-----------------------
Kaufman and Broad Home Sales of New Mexico, Inc.            100
Kaufman and Broad of New Mexico, Inc.                       100


NEW YORK CORPORATION
--------------------
Kaufman and Broad Homes of Long Island, Inc.                100


TEXAS CORPORATIONS AND PARTNERSHIPS
-----------------------------------
Eden Corporation                                            100
Envirographic, Inc.                                         100
FGMC, Inc.                                                  100
Hallmark Residential Group, Inc.                            100
Kaufman and Broad Insurance Agency of Texas Holdings, Inc.  100
Kaufman and Broad of Texas, Ltd.                            100         S/G
Kaufman and Broad Development of Texas, L.P.                100         S/G
Kaufman and Broad Lone Star, L.P.                           100         S/G
KBSA Inc.                                                   100
Rayco Land Development, Inc.                                100
San Antonio Title Co.                                       100
SATEX Properties, Inc.                                      100
Quoin Investments, Inc.                                     100

                           (Schedule 4.4, Page 4 of 4)

                                  SCHEDULE 4.7

                       Existing Liens or Rights of Others
                             as of February 29, 2000


                                      NONE


                          (Schedule 4.7 - Page 1 of 1)

                                  SCHEDULE 4.9

            Existing Indebtedness and Contingent Guaranty Obligations
                             as of February 29, 2000



                                                         Amount                     Total
                                                     --------------             --------------
                                                         $(000)                     $(000)
DEBT:

KBHC SECURED DEBT:
   California                                             14,057
   Other US                                               11,413
   International                                          11,457
                                                                                     36,927

KBMC SECURED DEBT:
   Commercial Paper                                      251,844
   Mortgage Warehouse Facility                            34,544
                                                                                    286,388


UNSECURED DEBT:
   Senior Debt 7-3/4%                                    175,000
   Snr Sub Debt 9-3/8%                                   174,409
   Snr Sub Debt 9-5/8%                                   124,543
   Revolving Credit Line                                 396,800
   Other Unsecured                                        57,535
                                                                                    928,287
                                                                                -----------

TOTAL DEBT                                                                        1,251,602
                                                                                ===========


CONTINGENT GUARANTEE OBLIGATIONS:
KBHC
Multihousing                                                                         43,523
Financial Letters of Credit                                                          22,850



TOTAL CONTINGENT GUARANTEE OBLIGATIONS                                               66,373
                                                                                ===========

TOTAL DEBT AND CONTINGENT
   CONTINGENT GUARANTEE OBLIGATIONS
                                                                                -----------
                                                                                  1,317,975
                                                                                -----------

                           (Schedule 4.9, Page 1 of 1)

                                  SCHEDULE 6.4

                                   Investments
                             as of the Closing Date


                                  See Attached


                           (Schedule 6.4, Page 1 of 2)

                 INVESTMENTS IN AND ADVANCES TO JOINT VENTURES
                              FYE 11-30-00 (000'S)

                    11-30-99     2-29-00     5-31-00    8-31-00     11-30-00
                   ----------   ---------   ---------  ---------   ----------
Construction

GREATER LA

City Ranch            15,906       16,469           -          -            -
                   ----------   ---------   ---------  ---------   ----------
    Total             15,906       16,469           -          -            -
                   ----------   ---------   ---------  ---------   ----------

LAS VEGAS

Carlyle                  907        1,872           -          -            -
                   ----------   ---------   ---------  ---------   ----------
    Total                907        1,872           -          -            -
                   ----------   ---------   ---------  ---------   ----------

NEW MEXICO

Paradise Green             2            2           -          -            -
Las Ventanas             251          252           -          -            -
                   ----------   ---------   ---------  ---------   ----------
    Total                253          254           -          -            -
                   ----------   ---------   ---------  ---------   ----------

HOUSTON

Southwyck Management      35           35           -          -            -
Housing Software           -            -           -          -            -
Performance Mortgage
 Partners, Ltd.           25           25           -          -            -
                   ----------   ---------   ---------  ---------   ----------
    Total                 60           60           -          -            -
                   ----------   ---------   ---------  ---------   ----------

MAISONS INDIVIDUELLES

Villabe Les Heurts        (8)          (8)          -          -            -
                   ----------   ---------   ---------  ---------   ----------
    Total                 (8)          (8)          -          -            -
                   ----------   ---------   ---------  ---------   ----------

KBD

Issy Guynemer           (104)          (1)          -          -            -
Des Pepinieres           (26)           3           -          -            -
Emile Meunier             62           61           -          -            -
Haussmann              1,302        1,248           -          -            -
Iloche Monceau            24           11           -          -            -
Meudon Les Montalcts      (2)          (2)          -          -            -
Villa D'Auteuil        2,409        2,306           -          -            -
Terrasse De Chatillon   (134)        (127)          -          -            -
Domaine De Verneuil      558          537           -          -            -
Park D'Alembert         (102)         (25)          -          -            -
Sarl Samlou              185          503           -          -            -
Rouselle                   -            1           -          -            -
Quai de la Marne           -           87           -          -            -
Ave du Maine               -          376           -          -            -
Quadrilaterc               -         (360)          -          -            -
Dohnmey                    -           (2)          -          -            -
Illot Paille               -          (82)          -          -            -
Briand                     -           80           -          -            -
                   ----------   ---------   ---------  ---------   ----------
    Total              4,172        4,614           -          -            -
                   ----------   ---------   ---------  ---------   ----------
    TOTAL             21,290       23,261           -          -            -
                   ==========   =========   =========  =========   ==========

                          (Schedule 6.4, Page 2 of 2)

                                   EXECUTION



                                      NOTE

$125,000,000                                                        May 10, 2000
                                                         Los Angeles, California

               FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANK OF AMERICA, N.A. ("the Bank") the principal amount of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000), or such lesser aggregate amount of Advances as may be made pursuant to the Bank's Pro Rata Share of the Commitment under the 2000 Bridge Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

               Reference is made to the 2000 Bridge Loan Agreement dated as of May 10, 2000 among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager (as amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

               The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

               Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section
3.8 of the Loan Agreement.

               The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., Los Angeles time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

               The undersigned hereby promises to pay, within thirty (30) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

               The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

               This Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                                           KAUFMAN AND BROAD HOME CORPORATION,
                                           a Delaware corporation



                                           By /s/ WILLIAM R. HOLLINGER
                                              ---------------------------------
                                                  William R. Hollinger
                                                  Vice President and Controller

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

--------------------------------------------------------------------------------

                                  Amount of
              Amount of Loan or   Principal Paid or
              of Redesignation    Redesignated Into    Unpaid
              From Another        Another Type of      Principal       Notation
Date          Type of Loan        Loan                 Balance         Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

--------------------------------------------------------------------------------

                                  Amount of
              Amount of Loan or   Principal Paid or
              of Redesignation    Redesignated Into    Unpaid
              From Another        Another Type of      Principal       Notation
Date          Type of Loan        Loan                 Balance         Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXECUTION




BORROWER:      KAUFMAN AND BROAD HOME CORPORATION,
               a Delaware corporation

GUARANTORS:    See Schedule 1 hereto


TO:     BANK OF AMERICA, N.A., for itself and as Administrative Agent


                               SUBSIDIARY GUARANTY

               THIS GUARANTY ("Guaranty") dated as of May 10, 2000, is made by each of the parties listed on Schedule 1 hereto, together with each other person who may become a party hereto pursuant to Section 10 of this Guaranty (each, a Guarantor and collectively, "Guarantors"), jointly and severally, in favor of Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, and the Banks (as those terms are defined in the below-referenced Loan Agreement), with reference to the following facts:

                                    RECITALS

               A. Pursuant to the 2000 Bridge Loan Agreement of even date herewith entered into by and among Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), the Banks signatory thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager (as the same may be amended from time to time, the "Loan Agreement"), the Banks are making a credit facility available to Borrower.

               B. As a condition of the availability of such credit facility, Guarantors are required to enter into this Guaranty.

               C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facility, and as the result of the execution of this Guaranty.

                                    AGREEMENT

               NOW, THEREFORE, in order to induce the Banks to extend the aforementioned credit facility, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Guarantor hereby represents, warrants, covenants, agrees and guaranties as follows:

               (1) Terms used in this Guaranty but not defined herein shall have the meanings defined for them in the Loan Agreement.

               (2) Guarantors unconditionally guarantee and promise to pay to Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as the Administrative Agent for the Banks, on demand, in lawful money of the United States, any and all Indebtedness of Borrower then due to the Banks. The word "Indebtedness" means any and all advances, debts, obligations and liabilities of Borrower heretofore, now, or hereafter made, incurred or created under the Loan Agreement and under the Loan Documents, and whether Borrower may be liable individually or jointly with others, or whether such Indebtedness may be or hereafter becomes otherwise unenforceable.

               (3) This Guaranty is irrevocable in nature, is a guaranty of prompt and punctual payment and performance of all Indebtedness of Borrower, and is not merely a guaranty of collection. The Indebtedness guaranteed hereunder includes that arising under successive transactions which shall either continue the Indebtedness from time to time or renew it after it has been satisfied. Anything in this Guaranty to the contrary notwithstanding, the maximum liability of any Guarantor hereunder shall be limited to the extent required for the obligation of such Guarantor to be valid, binding and enforceable and not otherwise voidable or avoidable.

               (4) The obligations hereunder are joint and several, and independent of the obligations of Borrower and or any of its other Subsidiaries. Separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against any Borrower or any of its other Subsidiaries, including any other Guarantor, or whether Borrower or any of its other Subsidiaries, including any other Guarantor, may be joined in any such action or actions.

               (5) Each Guarantor authorizes the Banks, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent or any Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

               (6) Each Guarantor waives, to the fullest extent permitted by applicable law, any right to require any Bank to (a) proceed against Borrower or any of its other Subsidiaries, including any other Guarantor; (b) proceed against or exhaust any security held from Borrower or any of its Subsidiaries; or (c) pursue any other remedy in the Banks' power whatsoever. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower, other than payment in full of the Indebtedness. Until all Indebtedness of Borrower to the Banks shall have been paid in full, each Guarantor waives any right to enforce any remedy which the Banks now have or may hereafter have against Borrower or any of its other Subsidiaries, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Banks. Guarantors waive all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. Guarantors expressly waive to the fullest extent permitted by applicable Law all other suretyship defenses they otherwise might or would have under any Law. Each Guarantor waives any right of subrogation that it may have in respect to the obligations of Borrower to the Banks. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness.

               (7) After demand upon the Guarantors for payment under this Guaranty, each Guarantor hereby specifically authorizes each Bank (subject to the approval of the Majority Banks) in which such Guarantor maintains a deposit account (whether a general or special deposit account, other than trust accounts) or a certificate of deposit to setoff any Obligations owed to the Banks against such deposit account or certificate of deposit without prior notice to any Guarantor (which notice is hereby waived) whether or not such deposit account or certificate of deposit has then matured. Nothing in this paragraph shall limit or restrict the exercise by a Bank of any right to setoff or banker's lien under applicable Law, subject to the approval of the Majority Banks.

               (8) Each Guarantor represents and warrants to the Banks that it has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries, and that Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries. Each Guarantor hereby expressly waives and relinquishes any duty on the part of the Banks (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries, whether now known or hereafter known by the Banks during the life of this Guaranty.

               (9) Guarantors agree to pay, within thirty (30) days after demand, the reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Banks in connection with the enforcement of this Guaranty, including without limitation the reasonable fees and out-of-pocket expenses of any legal counsel retained by the Administrative Agent or any of the Banks.

               (10) Any other Person may become a Guarantor under, and become bound by the terms and conditions of, this Guaranty by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A.

               (11) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

                                 "GUARANTORS"

                                  KAUFMAN AND BROAD OF ARIZONA, INC., an Arizona corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger
                                     Vice President and Assistant Secretary


                                  KAUFMAN AND BROAD - CENTRAL VALLEY, INC., a
                                  California corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger
                                     Vice President and Assistant Secretary


                                  KAUFMAN AND BROAD COASTAL, INC., a California corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger
                                     Vice President and Assistant Secretary


                                  KAUFMAN AND BROAD MULTI-HOUSING GROUP, INC., a California corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger, Assistant Secretary

                                  KAUFMAN AND BROAD OF NORTHERN  CALIFORNIA,
                                  INC., a California corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger, Assistant Secretary


                                  KAUFMAN AND BROAD OF SACRAMENTO, INC.,
                                  a California corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger
                                     Vice President, Treasurer and
                                     Assistant Secretary


                                  KAUFMAN AND BROAD OF SAN DIEGO, INC.,
                                  a California corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger
                                     Vice President and Assistant Secretary


                                  KAUFMAN AND BROAD - SOUTH BAY, INC.,
                                  a California corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger, Assistant Secretary


                                  KAUFMAN AND BROAD OF SOUTHERN CALIFORNIA,
                                  INC., a California corporation


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger, Chief Financial
                                     Officer, Treasurer and Assistant Secretary

                                KB HOLDINGS ONE, INC., a California
                                corporation


                                By: /s/ WILLIAM R. HOLLINGER
                                   -----------------------------------------
                                   William R. Hollinger
                                   Vice President, Treasurer and Assistant
                                   Secretary


                                KAUFMAN AND BROAD OF COLORADO, INC.,
                                a Colorado corporation


                                By: /s/ WILLIAM R. HOLLINGER
                                   -----------------------------------------
                                   William R. Hollinger, Assistant Secretary


                                KAUFMAN AND BROAD OF NEVADA, INC.,
                                a Nevada corporation


                                By: /s/ WILLIAM R. HOLLINGER
                                   -----------------------------------------
                                   William R. Hollinger
                                   Vice President, Treasurer and Assistant
                                   Secretary


                                KAUFMAN AND BROAD OF RENO, INC., a
                                Nevada corporation


                                By: /s/ WILLIAM R. HOLLINGER
                                   -----------------------------------------
                                   William R. Hollinger
                                   Vice President, Treasurer and
                                   Assistant Secretary


                                KAUFMAN AND BROAD OF TEXAS, LTD., a Texas limited partnership

                                By: KBSA, Inc., a Texas corporation,
                                    Its general partner


                                    By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Assistant Secretary

                                  KAUFMAN AND BROAD DEVELOPMENT OF TEXAS, L.P., a Texas limited partnership

                                  By: KBSA, Inc., a Texas corporation,
                                      Its general partner


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger, Assistant Secretary


                                  KAUFMAN AND BROAD LONE STAR, L.P., a Texas limited partnership

                                  By: KBSA, Inc., a Texas corporation,
                                      Its general partner


                                  By: /s/ WILLIAM R. HOLLINGER
                                     -----------------------------------------
                                     William R. Hollinger, Assistant Secretary

                                   SCHEDULE 1
                                   TO GUARANTY


                               List of Guarantors


Kaufman and Broad of Arizona, Inc.

Kaufman and Broad - Central Valley, Inc.

Kaufman and Broad Coastal, Inc.

Kaufman and Broad Multi-Housing Group, Inc.

Kaufman and Broad of Northern California, Inc.

Kaufman and Broad of Sacramento, Inc.

Kaufman and Broad of San Diego, Inc.

Kaufman and Broad - South Bay, Inc.

Kaufman and Broad of Southern California, Inc.

KB Holdings One, Inc.

Kaufman and Broad of Colorado, Inc.

Kaufman and Broad of Nevada, Inc.

Kaufman and Broad of Reno, Inc.

Kaufman and Broad of Texas, Ltd.

Kaufman and Broad Development of Texas, L.P.

Kaufman and Broad Lone Star, L.P.

                              INSTRUMENT OF JOINDER



               THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ________________, by_______________________________________________________, a
____________________ ("Joining Party"), and delivered to the Administrative Agent pursuant to the Guaranty dated as of May 10, 2000 (the "Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

               A. The Guaranty was made by the Guarantors in favor of the Banks that are parties to that certain 2000 Bridge Loan Agreement, dated as of May 10, 2000 (the "Loan Agreement") among Kaufman and Broad Home Corporation, as Borrower, the Banks signatory thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.

               B. Joining Party has become a Significant Subsidiary (as defined in the Loan Agreement) or has been designated by Borrower as a Guarantor Subsidiary (as defined in the Loan Agreement), and as such is required pursuant to Section 5.9 of the Loan Agreement to become a Guarantor.

               C. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of a credit facility pursuant to the Loan Agreement, and as a result of becoming a party to the Guaranty.

               NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

               1. By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 10 of the Guaranty. Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Indebtedness of Borrower heretofore or hereafter incurred under the Loan Agreement, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

               2.     The effective date of this Joinder is _______________.

                                 "Joining Party"

                                 --------------------------------------------
                                 a
                                  -------------------------------------------


                                 By:
                                    -----------------------------------------

                                    -----------------------------------------
                                               Printed Name and Title


ACKNOWLEDGED:

BANK OF AMERICA, N.A. (formerly known
as Bank of America National Trust and
Savings Association), as Administrative Agent


By:
   ------------------------------------------

   ------------------------------------------
               Printed Name and Title


KAUFMAN AND BROAD HOME CORPORATION


By:
   ------------------------------------------

   ------------------------------------------
               Printed Name and Title

                         [KAUFMAN AND BROAD LETTERHEAD]





                                  May 10, 2000



To:  Bank of America, N.A.,
       as Administrative Agent
     5 Park Plaza, Suite 500
     Irvine, California 92614

     The Banks Party to the Loan Agreement Referred to Below


Ladies and Gentlemen:

          I am the Senior Vice President and General Counsel of Kaufman and Broad Home Corporation, a Delaware corporation ("KBHC"). KBHC shall also be referred to herein as the "Borrower". I have acted as such in connection with the 2000 Bridge Loan Agreement dated as of May 10, 2000 (the "Agreement"), by and among the Borrower, the Banks which are the parties thereto, Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.

          This opinion is furnished to you pursuant to Section 8.1(a)(v) of the Agreement. Terms not otherwise defined herein shall have the meanings defined for such terms in the Agreement. The term "Loan Documents", as used herein, means Loan Documents (as defined in the Agreement) in existence as of the Closing Date, including without limitation those referenced in paragraphs (a) through (c) below.

          This opinion is rendered to you as a supplement to the legal opinion of Munger, Tolles & Olson LLP of even date herewith in connection with the Agreement but expressly does not incorporate the terms of said opinion.

          For purposes of this opinion, I have examined originals, or copies identified to my satisfaction as being true copies, of the following documents:

               a.   The Agreement;

               b.   The Notes under the Agreement; and

               c.   The Subsidiary Guaranty.

Bank of America, N.A.
May 10, 2000
Page 2



          I have also made such investigations of fact and law, obtained such certificates of Responsible Officials of Borrower and certain of its Subsidiaries and of public officials, reviewed incorporation and partnership documentation, resolutions, secretary's certificates, good standing certificates and other documents as appropriate of and for the Borrower and the Guarantor Subsidiaries, as applicable, and done such other things as I have deemed necessary for the purpose of this opinion.

          I have assumed (i) all natural persons have legal capacity, (ii) the genuineness of all signatures of all parties other than Borrower and the Guarantor Subsidiaries listed in Schedule 4.4 to the Agreement, (iii) the conformity to authentic original documents of all documents submitted to me as copies and the authenticity of all documents submitted to me as originals,
(iv) as to all parties other than Borrower and the Guarantor Subsidiaries, the due authorization, execution and delivery of all documents and the validity and enforceability thereof against all parties thereto other than Borrower and the Guarantor Subsidiaries, (v) that each Person (other than Borrower and the Guarantor Subsidiaries) which is a party to the Loan Documents has full power, authority and legal right, under its charter and other governing documents and laws applicable to it to perform its respective obligations thereunder,
(vi) all parties to any Loan Documents have filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue & Taxation Code and under the laws of the State of Delaware and the respective states of incorporation or formation of the Guarantor Subsidiaries,
(vii) that each of the Banks has the requisite power and authority, has obtained all necessary consents, licenses and permits, has taken all necessary action and has complied with any and all applicable laws with which such Bank is required to comply, in each case relating to or affecting the matters and actions contemplated by the Loan Documents, (viii) that each of the Banks is a national bank, state bank or similar financial institution and is an exempt lender under Article XV of the California Constitution or statutes enacted pursuant thereto, and (ix) that the Loan Documents have not been modified, amended, terminated or revoked in any respect, and remain in full force and effect as of the date hereof.

          With respect to those opinions expressed below to be to "knowledge" or "to the knowledge of the undersigned," or similar such wording, I am referring solely to my individual, actual knowledge. Except as expressly set forth herein, I did not undertake a review or examination of the activities or business records of Borrower or any Subsidiaries specifically for the purpose of rendering this opinion or to determine the existence or absence of such facts. As Senior Vice President and General Counsel of KBHC, however, material information respecting the matters covered by such opinions is brought to my attention on a regular basis as a matter of internal policy and I intend the phrase "to the knowledge of the undersigned" to mean that, in reviewing such information, nothing has come to my attention which caused or should have caused me not to render such opinions.

          Based upon the foregoing and in reliance thereon, I am of the opinion that:

          1. KBHC is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and its certificate of incorporation does not provide for the termination of its existence. KBHC is duly qualified or registered to transact business and is in good standing as a foreign corporation in the State of California and each other

Bank of America, N.A.
May 10, 2000
Page 3



jurisdiction in which the conduct of its business or the ownership of its Properties makes such qualifications or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect.

          2. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its Obligations under the Loan Documents to which it is a Party.

          3. To the knowledge of the undersigned, Borrower is in substantial compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Government Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify or obtain exemptions would not constitute a Material Adverse Effect.

          4. The execution, delivery and performance by Borrower and by each Guarantor Subsidiary of each of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate action, and do no:

               a. require under the charter documents of Borrower or any Guarantor Subsidiary any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Party;

               b. violate or conflict with the Party's charter, certificate or articles of incorporation or bylaws;

               c. to the knowledge of the undersigned, result in or require the creation or imposition of any Lien or Right of Others (other than as provided under the Loan Documents) upon or with respect to any Property now owned or leased by such Party;

               d. violate any Requirements of Law known to the undersigned to be applicable to such Party; or

               e. result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement known to the undersigned or any other Contractual Obligation known to the undersigned to which such Party is a party or by which such Party or any of its Property is bound or affected;

and, to the knowledge of the undersigned, neither Borrower nor any Subsidiary of Borrower is in violation of, or default under, any Requirement of Law or contractual obligation, or any indenture, loan or credit agreement described in subparagraph (e) above in any respect that would constitute a Material Adverse Effect.

Bank of America
May 10, 2000
Page 4



          5. Each of the Loan Documents to which either Borrower or any Guarantor Subsidiary is a Party will, when executed and delivered by Borrower or such Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of Borrower or such Guarantor Subsidiary, as the case may be, enforceable against such Borrower or such Guarantor Subsidiary, as the case may be, in accordance with its terms.

          6. Except as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption from any of the foregoing from, any Governmental Agency under any Requirement of Law imposed on Borrower or any Guarantor Subsidiary by the laws of the United States of America or the State of California, in each case as the same exists on the date hereof, is or will be required to authorize or permit the execution, delivery and performance by Borrower or by any Significant Subsidiary of the Loan Documents to which it is a Party.

          7. Each Significant Subsidiary which is a Domestic Subsidiary is a legal entity of the form described for that Subsidiary in Schedule 4.4 to the Agreement, duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation, is duly qualified or registered to do business as a foreign organization (if applicable) and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualifications or registration necessary (except where the failure to be so qualified or registered and in good standing does not constitute a Material Adverse Effect) and has all requisite power and authority to conduct its business and to own and lease its Properties and to execute, deliver and perform the obligations under the Loan Documents to which it is a Party.

          8. To the knowledge of the undersigned, each Significant Subsidiary is in substantial compliance with all Laws and other requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transactions of its business, except where the failure so to comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

          9. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940.

          10. To the knowledge of the undersigned, there are no actions, suits or proceedings pending or threatened against or affecting Borrower or any of its Subsidiaries or any Property of any of them in any court of Law or before any Governmental Agency in which there is a reasonable probability of a decision which would constitute a Material Adverse Effect.

          11. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" or "margin security" within the meanings of Regulation U of

Bank of America, N.A.
May 10, 2000
Page 5


the Board of Governors of the Federal Reserve System and no loan under the Agreement will be used to purchase or carry any such margin stock in violation of Regulation U.

          12. To the knowledge of the undersigned, Borrower and its Subsidiaries are in substantial compliance with all applicable Laws relating to environmental protection where the failure to comply would constitute a Material Adverse Effect, and have not received any notice from any Governmental Agency respecting the alleged violation by Borrower or any Subsidiary of such Laws which would constitute a Material Adverse Effect which has not been or is not being corrected.

          In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

               a. My opinion with respect to the legality, validity, binding effect and enforceability of any Loan Document, agreement or provision is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer and equitable subordination, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, estoppel, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). I express no opinion as to the availability of equitable remedies. In applying such equitable principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt or enforce a guaranty thereof upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants. Such principles applied by a court might also include a requirements that a creditor act with reasonableness and in good faith.

               b. Certain rights, remedies and waivers of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Loan Documents taken as a whole and, except as set forth in subparagraph (a) above, the Loan Documents taken as a whole contain adequate provisions for enforcing payment of the "Obligations" (as defined in the Agreement); however, the unenforceability of such provisions may result in delays in or limitations on the enforcement of the parties' rights and remedies under the Loan Documents and I express no opinion as to the economic consequences, if any, of such delays or limitations.

               c. I call your attention to the following matters as to which I express no opinion:

                    (i) the agreements in the Loan Documents to indemnify you against costs or expenses or liability notwithstanding your acts of negligence or willful misconduct;

Bank of America, N.A.
May 10, 2000
Page 6


                    (ii) provisions in the Loan Documents for payment or reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

                    (iii) the agreements in the Loan Documents to the jurisdiction or venue of a particular court, to the waiver of the right to jury trial or to be served with process by service upon a designated third party;

                    (iv) any of the waivers or remedies contained in the Loan Documents, whether or not any Loan Document deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable under applicable law,
          (2) to conflict with mandatory provisions of applicable law, (3) to be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in fact or (4) to be broadly or vaguely stated or not to describe the right or duty purportedly waived with reasonable specificity;

                    (v) provisions in the Loan Documents which may be construed as imposing penalties or forfeitures, late payment charges or an increase in interest rate, upon delinquency in payment or the occurrence of a default;

                    (vi)    any power of attorney granted under the Loan
          Documents;

                    (vii) provisions in the Loan Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                    (viii) provisions in the Loan Documents which expressly or by implication waive or limit the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly allow such waiver or other limitation;

                     (ix) the effect of Section 1698 of the California Civil Code which, among other matters, provides that a written contract may be modified by an oral agreement to the extent such agreement is performed by the parties;

                    (x) effect of Section 1670.5 of the California Civil Code which provides that a court may not enforce or may limit the application of a contract or portions thereof which it finds as a matter of law to have been unconscionable at the time the contract was made; and

Bank of America, N.A.
May 10, 2000
Page 7


                    (xi) the effect of (1) any modification or alteration of the Loan Documents or other agreements with Borrower affecting the obligations of Borrower, (2) an election of remedies by the Bank Parties, or (3) any other action by the Bank Parties that materially prejudices any Guarantor Subsidiary if such modification, election or action occurs without notice to the Guarantor Subsidiaries and without giving the Guarantor Subsidiaries an opportunity to cure any default by Borrower.

          My opinion expressed herein is limited to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States, and I do not express any opinion herein concerning any other law, including, but not limited to, ordinances, regulations, or practices of any county, city or other government agency or body within the State of California.

          This opinion is being rendered to you in connection with the transaction referred to above and may not be relied upon by any person (other than the Banks, an Eligible Assignee or any successor in interest of any Bank) or by you or the other Banks in any other context. Copies hereof may be furnished (a) to your independent auditors and attorneys, (b) to any governmental agency or authority having regulatory jurisdiction over you, (c) pursuant to order of legal process of any court or of any governmental agency or authority or (d) in connection with any legal action to which you are a party arising out of the transaction referred to above. This opinion is rendered as of the date hereof and I hereby disclaim any obligation to advise any person entitled to rely hereon of any change in the matters stated herein.


                                   Very truly yours,



                                   /s/ BARTON P. PACHINO

                                   Barton P. Pachino
                                   Senior Vice President and General Counsel

                 [MUNGER, TOLLES & OLSON LLP OPINION LETTERHEAD]



                                  May 10, 2000



To: Bank of America, N.A.
    as Administrative Agent

The Banks Party to the Loan Agreement
  Referred to Below


               Re:    Kaufman and Broad Home Corporation
               -----------------------------------------


Ladies and Gentlemen:

               We have acted as counsel to Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), in connection with the 2000 Bridge Loan Agreement (the "Loan Agreement") dated as of May 10, 2000, by and among Borrower; the Banks which are parties thereto; Bank of America, N.A., as Administrative Agent; Banc of America Securities LLC as Lead Arranger and Sole Book Manager (the "Arranger") (all such parties other than the Borrower are collectively referred to herein as "Bank Parties").

               This opinion is furnished to you pursuant to Section 8.1(a)(v) of the Loan Agreement. Terms not otherwise defined herein shall have the meanings defined for such terms in the Loan Agreement.

               For the purposes of this opinion, we have examined originals, or copies identified to our satisfaction as being true copies, of the following documents:

               (a)    The Loan Agreement;

               (b)    The Notes of even date herewith; and

Bank of America, N.A.
May 10, 2000
Page 2

               (c)    The Subsidiary Guaranty.

               The documents described in (a) through (c) above are sometimes referred to herein as the "Loan Documents".

               We have also examined such other corporate documents and records, and other certificates, opinions and instruments and have conducted such investigations as we have deemed necessary as a basis for the opinions expressed below. As to factual matters relevant to our opinions expressed below, we have, without independent investigation, relied upon certificates of public officials and upon public records, and have further assumed and relied upon, without independent investigation, the truth and accuracy of all factual representations and warranties of all parties to the Loan Documents.

               We have assumed (i) all natural persons have legal capacity, (ii) the genuineness of all signatures of all parties other than Borrower, (iii) the conformity to authentic original documents of all documents submitted to us as copies and the authenticity of all documents submitted to us as originals, (iv) that each of the Guarantor Subsidiaries listed in Schedule 4.4 to the Loan Agreement (the "Guarantor Subsidiaries") is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and in each other jurisdiction where the conduct of its business or the ownership of its Properties makes qualification or registration to transact business necessary, (v) as to all parties other than the Borrower, the due authorization, execution and delivery of the Loan Documents, (vi) the validity and enforceability of the Loan Documents against all parties thereto other than Borrower and the Guarantor Subsidiaries, (vii) that each of the Bank Parties has the requisite power and authority, has obtained all necessary consents, licenses and permits, has taken all necessary action and has complied with any and all applicable laws with which such Bank Party is required to comply, in each case relating to or affecting the matters and actions contemplated by the Loan Documents, (viii) that each of the Bank Parties (other than the Arranger) is a national bank, state bank or similar financial institution and is an exempt lender under Article XV of the California Constitution or statutes enacted pursuant thereto and (ix) that the Loan Documents have not been modified, amended, terminated or revoked in any respect, and remain in full force and effect as of the date hereof.

               On the basis of the foregoing, and relying thereon, and with the qualifications herein set forth, we are of the opinion that:

               1. Borrower is a corporation duly incorporated, validly existing and in good standing under the General Corporation Law of the State of Delaware, and its certificate of incorporation does not limit the term of its existence.

               2. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its obligations under the Loan Documents to which it is a party.

Bank of America, N.A.
May 10, 2000
Page 3


               3. The execution, delivery, and performance by Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

               4. The execution, delivery, and performance of the Loan Documents by Borrower do not violate any provision of Borrower's certificate of incorporation or bylaws, and the execution, delivery, and performance by Borrower and each Guarantor Subsidiary of the Loan Documents to which it is a party do not violate any Requirement of Law applicable to Borrower or such Guarantor Subsidiary imposed by the laws of the United States of America or the State of California that, in our experience, is normally applicable to general business entities in relation to transactions of the type contemplated by the Loan Documents.

               5. Except as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Agency under any Requirement of Law imposed on Borrower or any Guarantor Subsidiary by the laws of the United States of America or the State of California, in each case as such Requirements of Law exist on the date hereof, is or will be required to authorize or permit the execution, delivery and performance by Borrower or any Guarantor Subsidiary of the Loan Documents to which it is a party.

               6. Each of the Loan Documents to which Borrower or any Guarantor Subsidiary is a party will, when executed and delivered by Borrower or such Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of Borrower or such Guarantor Subsidiary, as the case may be, enforceable against Borrower or such Guarantor Subsidiary, as the case may be, in accordance with its terms.

               In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

               (a) Our opinion with respect to the legality, validity, binding effect and enforceability of any Loan Document, agreement or provision is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer and equitable subordination, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, estoppel, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). We express no opinion as to the availability of equitable remedies. In applying such equitable principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt or enforce a guaranty thereof upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants. Such principles applied by a court might also include a requirement that a creditor act with reasonableness and in good faith.

               (b) Certain rights, remedies and waivers of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Loan Documents taken as a whole and, except as set forth in subparagraph (a) above, the

Bank of America, N.A.
May 10, 2000
Page 4


Loan Documents taken as a whole contain adequate provisions for enforcing payment of the Obligations; however, the unenforceability of such provisions may result in delays in or limitations on the enforcement of the parties' rights and remedies under the Loan Documents (and we express no opinion as to the economic consequences, if any, of such delays or limitations).

               (c) We call your attention to the following matters as to which we express no opinion:

                      (i) the agreements in the Loan Documents to indemnify the Bank Parties against costs or expenses or liability notwithstanding such parties' acts of negligence or willful misconduct;

                      (ii) provisions in the Loan Documents for payment or reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

                      (iii) the agreements in the Loan Documents to the jurisdiction or venue of a particular court, to the waiver of the right to jury trial or to be served with process by service upon a designated third party;

                      (iv) any of the waivers or remedies contained in the Loan Documents, whether or not any Loan Document deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable under applicable law, (2) to conflict with mandatory provisions of applicable law, (3) to be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in fact or (4) to be broadly or vaguely stated or not to describe the right or duty purportedly waived with reasonable specificity;

                      (v) provisions in the Loan Documents which may be construed as imposing penalties or forfeitures, late payment charges or an increase in interest rate, upon delinquency in payment or the occurrence of a default;

                      (vi) any power of attorney granted under the Loan
Documents;

                      (vii) provisions in the Loan Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                      (viii) provisions in the Loan Documents which expressly or by implication waive or limit the benefits of statutory, regulatory or constitutional rights, unless and

Bank of America, N.A.
May 10, 2000
Page 5



to the extent the statute, regulation or constitution explicitly allow such waiver or other limitation;

                      (ix) the effect of Section 1698 of the California Civil Code which, among other matters, provides that a written contract may be modified by an oral agreement to the extent such agreement is performed by the parties;

                      (x) the effect of Section 1670.5 of the California Civil Code which provides that a court may not enforce or may limit the application of a contract or portions thereof which it finds as a matter of law to have been unconscionable at the time the contract was made; and

                      (xi) the effect of (1) any modification or alteration of the Loan Documents or other agreements with Borrower affecting the obligations of Borrower, (2) an election of remedies by the Bank Parties, or (3) any other action by the Bank Parties that materially prejudices any Guarantor Subsidiary if such modification, election or action occurs without notice to the Guarantor Subsidiaries and without giving the Guarantor Subsidiaries an opportunity to cure any default by Borrower.

               Our opinions expressed herein are limited to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States, and we do not express any opinion herein concerning any other law, including, but not limited to, ordinances, regulations or practices of any county, city or other government agency or body within the State of California.

               This opinion is being provided for your benefit at the specific request of our clients, is rendered to you in connection with the transaction referred to above and may not be relied upon by any person (other than the Bank Parties, an Eligible Assignee or any successor in interest of any Bank Party) or by you or the other Bank Parties in any other context. Copies hereof may be furnished (a) to your independent auditors and attorneys, (b) to any governmental agency or authority having regulatory jurisdiction over you, (c) pursuant to an order of legal process of any court or of any governmental agency or authority, or (d) in connection with any legal action to which you are a party arising out of the transaction referred to above. This opinion is rendered as of the date hereof and we hereby disclaim any obligation to advise any person entitled to rely hereon of any change in the matters stated herein.


                                            Very truly yours,


                                            /S/ MUNGER, TOLLES & OLSON LLP

                [SHEPPARD, MULLIN, RICHTER & HAMPTON LETTERHEAD]




                                                                       BN1-73848



                                  May 11, 2000



Bank of America, N.A., as Administrative Agent
5 Park Plaza, Suite 500
Irvine, California 92614

The Banks Party to the Loan Agreement
Referred to Below


          Re:       KAUFMAN AND BROAD HOME CORPORATION
                    ----------------------------------


Ladies and Gentlemen:

          We have acted as special counsel to Bank of America, N.A., Administrative Agent, in connection with the 2000 Bridge Loan Agreement (the "Loan Agreement") dated as of May 10, 2000, by and among Kaufman and Broad Home Corporation, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Sole Book Manager, and the Banks party thereto. This opinion is delivered to you pursuant to Section 8.1(f) of the Loan Agreement. Capitalized terms used herein without definition are used with the same meanings set forth in the Loan Agreement.

          We have reviewed the closing documents delivered to the Administrative Agent on the Closing Date pursuant to Section 8.1(a) of the Loan Agreement. In our opinion, such documents are in acceptable form and conform in substance to the requirements of Section 8.1(a). In particular, we have reviewed the Opinions of Counsel referred to in Section 8.1(a)(v) of the Loan Agreement and, while we have not performed any investigation

Bank of America, N.A.
May 11, 2000
Page 2

into the matters covered thereby and accordingly express no opinion with respect to such matters, in our opinion the Opinions of Counsel are in acceptable form.



                                   Very truly yours,


                                   /s/ Sheppard, Mullin, Richter & Hampton LLP


                                   SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

                         CERTIFICATE OF SENIOR OFFICER
                                       OF
                       KAUFMAN AND BROAD HOME CORPORATION


               Reference is hereby made to Section 8.1(a)(vi) of the 2000 Bridge Loan Agreement dated as of May 10, 2000 (the "Loan Agreement") by and among Kaufman and Broad Home Corporation, a Delaware corporation (the "Borrower"), the Banks that are parties thereto, Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               The undersigned, as Vice President and Controller of the Borrower, does hereby certify, to the best of my knowledge, that:

               1. The representations and warranties of the Borrower contained in Article 4 of the Loan Agreement are true and correct in all material respects on and as of the date hereof.

               2. The Borrower and its Subsidiaries are in compliance with all the terms and provisions of the Loan Documents and no Default or Event of Default exists.


Dated: May 10, 2000



                                  /s/ WILLIAM R. HOLLINGER
                                 -----------------------------------
                                      William R. Hollinger
                                      Vice President and Controller